                                                                    Exhibit 10.8

====================================================================================================================================
                                                                                1. CONTRACT ID CODE          PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                         Y                    1       1
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE         4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO. (If applicable)
      P00029                          20 November 2001                       N/A                           PM Support Services
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE    W909MY                7. ADMINISTERED BY (If other                   CODE    S2404A
                                      --------                  than Item 6)                                       --------
      US Army CECOM Acquisition Center - Washington               DCMC Baltimore - Manassas
      ATTN: AMSEL-AC-WB-B (Jeanine L. Lattin)
      2461 Eisenhower Avenue, Hoffman I, Rm 1126
      Alexandria, VA 22331-0700
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR                                                      (X) 9A.  AMENDMENT OF SOLICITATION NO.
        ManTech Telecommunications & Information Systems Corporation (MTISC)
        A subsidiary of ManTech                                                            9B.  DATED (SEE ITEM 11)
        ATTN: Mr. Robert F. Danzig, Director of Contracts
        14119-A Sullyfield Circle, 1/st/ Floor                                             10A. MODIFICATION OF CONTRACT/ORDER NO.
        Chantilly, VA 20151                                                                     DAAB07-98-A-6001
                                                                                           10B. DATED (SEE ITEM 13)
CODE    0D0S5                                  FACILITY CODE                                    24 July 1998
====================================================================================================================================
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
_ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt Offers is
           [_] extended,  [_] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___ copy of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
  N/A
====================================================================================================================================
                                      13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                                          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
       ORDER NO. IN ITEM 10A.

------------------------------------------------------------------------------------------------------------------------------------
X   B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    X is not,  is required to sign this document and return ___ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solication/contract subject matter where feasible.)
   A. The purpose of this modification is to extend the term of the BPA (based on the extension provided by Mod #5 to
      ManTech's GSA Schedule Contract, dated 11/20/01); therefore the end date is changed from 14 July 2002 to 14 July 2003; in
      Terms and Conditions, paragraph 6(b) change the Contract Administration Office from Baltimore to Baltimore-Manassas and in paragraph 14, delete the draft AFARS provision "Reporting of Contract Manpower Data Elements" and add "Reserved."

   B. Summary for the Payment Office: Funding is at the task order level.

     Contract Specialist's Ph: (703) 325-4998; Fax: (703) 428-1649; E-mail: Jeanine.Lattin@cacw.army.mil

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type of print)                        16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                     Peggy W. Butler, Contracting Officer, Ph 703 325-4994, Fax:
                                                                     703 428-1697, E-mail: Peggy.Butler@cacw.army.mil
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED             16B. UNITED STATES OF AMERICA             16C. DATE SIGNED
                                                                         BY
                                                                              [SIGNATURE ILLEGIBLE]                 11/27/01
-----------------------------                                            --------------------------------
   (Signature of person                                                      (Signature of Contracting
    authorized to sign)                                                                Officer)
====================================================================================================================================
NSN 7540-01-152-8070                     30-105                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE           Computer Generated                                         Prescribed by GSA
                                                                                               FAR (48 CFR) 53.24

                                                                DAAB07-98-A-6001
PART C -- Terms & Conditions

                  U.S. ARMY COMMUNICATIONS ELECTRONICS COMMAND
                          ACQUISTION CENTER-WASHINGTON
                           BLANKET PURCHASE AGREEMENT
                      MANTECH ADVANCED SYTEMS INTERNATIONAL

       The U.S. Army Communications Electronics Command, Acquisition Center-Washington has entered into a Blanket Purchase Agreement with ManTech Advanced Systems International to provide Program Management Support services. This agreement is under the terms and conditions of ManTech Advanced Systems International's GSA Federal Supply Schedule Contract (hereafter referred to as "Contract") and the following BPA terms and conditions.

1.   Labor Categories Available under this BPA

     See Section B and Attachment III.

2.   Term of the BPA

     The term of the resultant BPA is from 24 July 1998 through 14 July 2003.

3.   Authorized BPA Users

     This BPA is open to Product Manager Intelligence Fusion and other Army Program Offices worldwide.

4.   Pricing

     Under the terms of the resultant BPA, individual Government customers may request and negotiate additional discounts based upon their anticipated volume of services to be purchased under a specified Task Order. Pricing will be reviewed on an annual basis.

5.   Inspection/Acceptance

     Inspection and Acceptance of services shall be performed by a duly authorized representative of the Government upon completion of the effort.

6.   Payment

       (a) Payment shall be made for services accepted by the Government office specified in each individual task order. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.3903) and Office of Management and Budget (0MB) Circular A-125, Prompt Payment. Payments under this BPA may be made by the government either by check, electronic funds transfer, the Automated clearinghouse, or the IMPAC card, at the option of the Government. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing discounts earned, payment shall be considered to have been made on the date, which appears on the payment check, or the date on which an electronic funds transfer was made. The contractor shall prepare and distribute a

                                        1                                 P00029

                                                                DAAB07-98-A-6001
PART C -- Terms & Conditions

Standard Form 1034, "Public Vouchers for Purchases and Services Other Than Personal", to the responsible task order representative identified therein for acceptance of services. Each invoice shall be supported by an AMSEL-PC Form 5124, Statement of Services Rendered and accepted, executed by the Contractor for personnel who performed the services for which payment is requested and signed by the Contracting Officer's designated representative. The AMSEL-PC Form 5124 shall contain a listing of the work performed during the billing period by each individual, including labor category, hourly rates, hours worked, overtime and other direct reimbursable costs. Copies of the Standard Form 1034 and AMSEL-PC 5124 will then be forwarded to the Payment Office.

The DFAS Payment Office address is:

     DFAS-Columbus Center HQ0338                        Comm #: 1-800-832-9976
     DFAS-CO/South Entitlement Operations               DSN FAX: 869-7910
     P.O. Box 182264                                    Comm FAX: (614) 693-7910
     Columbus, OH 43218-2264

     (b) DCMC Baltimore- Manassas is hereby assigned contract administration responsibilities on the subject BPA and all task orders issued thereto in order to consolidate and coordinate payments within (one) cognizant Defense Finance & Accounting Services (DFAS) Payment Office for any and all task orders issued. Pursuant to 42.302a (1) DCMC Baltimore-Manassas is hereby delegated the functions listed in FAR 42.302a (1) thru (69) as applicable.

The Contract Administration Office (CAO) address is:
     DCMC Baltimore-Manassas S2404A                     Comm #: 703-330-3202
     10500 Battleview Way                               Fax #: 703-330-3247
     Suite 200                                 E-mail: MThomas@dcmde.dcma.mil
     Manassas, VA 22110-2342

7. Task Orders

     Ordering will be centralized. Orders will be issued by the USA CECOM Acquisition Center-Washington. Any services to be furnished under this contract shall be ordered by issuance of a task order (SF 1449, Solicitation/Contract/Order for Commercial Items) or other authorized document as authorized by the warranted Contracting Officer. Any request for a deviation from the terms of this BPA shall be submitted to the Contracting Officer at the following address:

                    US Army Communication-Electronics Command
                         Acquisition Center - Washington
                 ATTN: AMSEL-AC-WB-B, Hoffman Bldg. I, Room 1126
                             2461 Eisenhower Avenue
                        Alexandria, Virginia 22331-0700

     All task orders placed against this BPA are subject to the terms and conditions of the

                                        2                                 P00029

PART C Terms & Conditions                                       DAAB07-98-A-6001

applicable GSA Schedule contract and as supplemented in the resultant BPA.

     A task order is considered "issued" when the contractor has received the order from the Contracting Office.

     The Contracting Office will be responsible for the distribution of each task order to the BPA holder and the Contract Administration Office and the Payment Office as specified on the face page of the order. The remaining distribution shall be made by the ordering office and in accordance with their procedures after validation. Detailed issuing instructions shall be provided in the BPA holders ordering catalog, to include the Point of contact for the task order with respective Email address and telephone number. This shall be published on the BPA holder's www page. Authorization must be granted by the CECOM Acquisition Center-Washington, Contracting Officer for others to use Part
8. The CECOM Acquisition Center-Washington will make credit card purchases, unless otherwise authorized by the Contracting Officer.

8. Government wide Commercial Credit Card - Visa Impact Card

     The following describes the procedures to be used for ordering services from this BPA by using the Federal Government credit card. This option to order by use of the Government credit card is strictly an option method of ordering by the Government and may be used in place of ordering by the SF 1449. The Government does reserve the right to unilaterally terminate credit card ordering on this BPA at any time.

     All ordering offices may use the Federal Government Credit Card (VISA) referred to as "Purchase Card" as an optional method of ordering and paying for purchases made under this contract.

     The purchase card is specifically designed for use by the Federal Government. The purchase card is like a typical personal credit card. However, the authorization limits, certain categories of products or services, etc. The Purchase Card will be exclusively used for official Government purchases in accordance with the prices, terms, and conditions of this contract, the simplified acquisition limitation as stated in the Federal Acquisition Regulation (FAR) Part 13 is in effect on the date the order is placed and the cardholder's delegation of authority. With respect to ordering authority, any authorized user of this contract who is an appointed, recognized Government credit card holder is allowed to use the credit card as a means of purchasing items on this contract. For credit card holders only, this waives the requirement for submission of a SF 1449. All appointed, recognized Government credit card holders are subject to and responsible for complying with all rules, regulation, and limits that come with their credit card.

     Credit limits for the purchase card are dictated by each of the using activities major commands. Knowledge of these credit limits for the purchase card is the responsibility of the credit card holder and the approving office. The contractor shall accept firm-fixed-price task orders under the contract made by use of an authorized purchasing card. The contractor shall bill the cardholder at the completion of the required services.

9.   FAR 52.252-2, Clauses Incorporated by Reference (Feb 1998)

                                        3                                 P00029

PART C Terms & Conditions                                       DAAB07-98-A-6001

(b) The contractor may have access to source selection sensitive information. Considering this, the contractor agrees, that in addition to the above established requirements and prohibitions he will:

(1) Indoctrinate its employees on established source selection security procedures. The indoctrination will ensure, as a minimum, the appropriate Army security requirements and the Standards of Conduct under D0D 5500.7-R.

(c)  The contractor further agrees that it will:

(1) Assure formal company policies and procedures effectively address the philosophy of FAR 9.505, paragraph 4, and that all employees associated with this contract are fully aware of those specific policies and procedures; and

(2) "When the contractor obtains access to the proprietary information of other companies as a result of work under this PMSS contract, enter into agreements with those companies to protect the proprietary information from improper use and disclosure and submit copies of those agreements to the PCO: and"

(3) Obtain and furnish to the PCO from each employee, consultant and the like engaged in any effort connected with this contract a written agreement which shall in substance provide that such individual will not, during his employment by the contractor or thereafter, disclose to others or use for his own benefit information, trade secrets, confidential business information or acquisition sensitive information to which access is gained as a result of work this PMSS contract.

13. Time and Materials Task Orders

     The labor categories and hours, materials and travel specified in each task order represent the current best estimate of the work to be performed. To enhance flexibility and to allow the contractor to determine the optimum labor mix for the Task Order, the Contractor may, with approval of the COR, increase or decrease the number of hours for each category specified in the individual task order within the negotiated ceiling price.

     The Contractor will not be paid for expenditures above the total direct labor dollars/ceiling price of any individuals task order or the total task order estimated amount. Adjustments to the ceiling price of individual orders may only be accomplished by the execution of a bilateral modification.

14. Reserved.

                                        6                                 P00029


====================================================================================================================================
SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS                    1. REQUISITION NUMBER                                 PAGE 1 OF

OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24 & 30                         PMINTE-LFUS-BPA2
------------------------------------------------------------------------------------------------------------------------------------

2. CONTRACT NO.       3. AWARD EFFECTIVE     4. ORDER NUMBER       5. SOLICITATION NUMBER                    6. SOLICITATION ISSUE
                         DATE                                                                                   DATE

DAAB07-98-A-6001          07/24/98                                      DAAB07-98-Q-6025
-----------------------------------------------------------------------------------------------------------------------------------
7. FOR SOLICITATION   a. NAME                                       b. TELEPHONE NUMBER (no collect calls)    8. OFFER DUE DATE/
   INFORMATION CALL:                                                                                             LOCAL TIME

                         OLLIE L. JOHNSON                               (703) 325-6805
------------------------------------------------------------------------------------------------------------------------------------
9. ISSUED BY:                 CODE  W73QLH           10. THIS ACQUISITION IS           11. DELIVERY FOR FOB   12. DISCOUNT TERMS
                                                                                           DESTINATION UNLESS     00.000%
                                                                                           BLOCK IS MARKED        DAYS O
USA CECOM ACQUISITION CTR-WASHINGTON                    [_] UNRESTRICTED                                          NET 30
2461 EISENHOWER AVENUE (AMSEL-AC-WB-B)                  [_] SET ASIDE:  % FOR              [_] SEE SCHEDULE
ALEXANDRIA VA 22331-0700                                                               ---------------------------------------------
FAX: 703-325-4995                                           [_] SMALL BUSINESS          [X] 13a. THIS CONTRACT IS RATED ORDER
                                                            [_] SMALL DISADV. BUSINESS           UNDER DPAS(15CFR 700)
                                                            [_] 8(A)
                                                                                       ---------------------------------------------
                                                                                            13b. RATING

                                                                                                 S10
                                                                                        --------------------------------------------
                                                           SIC:                             14. METHOD OF SOLICITATION
                                                           SIZE STANDARD:
                                                                                            [_] RFQ   [_] IFB   [_] RFP
------------------------------------------------------------------------------------------------------------------------------------
15. DELIVER TO                CODE  SEETASK          18. ADMINISTERED BY                                    CODE
     SHALL BE SPECIFIED IN EACH TASK ORDER.             USA CECOM ACQUISITION CTR-WASHINGTON                       W73QLH
                                                        2461 EISENHOWER AVENUE (AMSEL-AC-WB-B)
                                                        ALEXANDRIA VA 22331-0700
                                                        FAX: 703-325-4995
------------------------------------------------------------------------------------------------------------------------------------
17a. CONTRACTOR/    CODE  5N741   FACILITY            18a. PAYMENT WILL BE MADE BY                           CODE
     OFFEROR                     CODE                     SHALL BE SPECIFIED IN EACH TASK ORDER.                   SEETASK
      MANTECH ADVANCED SYSTEMS INTERNATIONAL
      A MANTECH INTERNATIONAL COMPANY
      14119A SULLEYFIELD CIRCLE 2ND FLOOR     PHONE
      CHANTILLY VA 20151                    (703) 633-1300
------------------------------------------------------------------------------------------------------------------------------------
17b. CHECK IF REMITTANCE IS DIFFERENT AND            18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a. UNLESS BLOCK BELOW
     PUT SUCH ADDRESS IN OFFER                             IS CHECKED      [_] SEE ADDENDUM
------------------------------------------------------------------------------------------------------------------------------------
  19.                                 20.                              21.       22.             23.                      24.
ITEM NO.                    SCHEDULE OF SUPPLIES/SERVICES          QUANTITY     UNIT       UNIT PRICE                   AMOUNT

------------------------------------------------------------------------------------------------------------------------------------
          CLINS AS SHOWN HEREIN PROVIDE HOURLY RATES FOR
           A VARIETY OF PROGRAM MANAGEMENT SUPPORT SERVICES.

          PM INTEL FUSION
          ---------------
  0001    PROJECT MANAGER                                            0.00       EA           73.88                      0.00


                (Attach Additional Sheets as necessary)
------------------------------------------------------------------------------------------------------------------------------------
25. ACCOUNTING AND APPROPRIATION DATA                           Award Oblig Amt US$      26. TOTAL AWARD AMOUNT (For Govt. Use Only)

     TO BE PROVIDED WITH EACH TASK                                        0.00               $         0.00
------------------------------------------------------------------------------------------------------------------------------------
[_] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4, FAR52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA [_] ARE
                                                                                                                      [_] ARE NOT
                                                                                                                           ATTACHED
[X] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED  ADDENDA [_] ARE [X] ARE NOT
                                                                                                                       ATTACHED.
------------------------------------------------------------------------------------------------------------------------------------
28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 02 COPIES TO    29.   AWARD OF CONTRACT: REFERENCE MANTECH QUOTE
[X] ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS       [X]  OFFER DATED 07/13/98, YOUR OFFER ON SOLICITATION
    SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS          (BLOCK INCLUDING ANY ADDITIONS OF CHANGES WHICH
     SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.                        ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:
------------------------------------------------------------------------------------------------------------------------------------
30a. SIGNATURE OF OFFEROR/CONTRACTOR                                        31a.UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING
                                                                                 OFFICER)

[ILLEGIBLE SIGNATURE]                                                             [ILLEGIBLE SIGNATURE]
------------------------------------------------------------------------------------------------------------------------------------
30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT)    30c. DATE SIGNED           31b. NAME OF CONTRACTING OFFICER   31c. DATE SIGNED
                                                                                            (TYPE OR PRINT)

/s/ Susan M. Siegel Vice President                    7/24/98                    Peggy w. Butler       m63          7/24/98
------------------------------------------------------------------------------------------------------------------------------------
32a. QUANTITY IN COLUMN 21 HAS BEEN                                          33. SHIP NUMBER    34. VOUCHER NUMBER  35. AMOUNT
                                                                                                                        VERIFIED
                                                                                                                        CORRECT FOR
[_] RECEIVED       [_] INSPECTED      [_] ACCEPTED AND CONFORMS TO THE          PARTIAL  FINAL
                                          CONTRACT, EXCEPT AS NOTED
------------------------------------------------------------------------------------------------------------------------------------
32b. SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE   32c. DATE                36. PAYMENT                            37. CHECK NUMBER


                                                                                [_] COMPLETE [_] PARTIAL [_] FINAL
                                                                                ----------------------------------------------------
                                                                             38. S/R ACCOUNT NUMBER  39. S/R VOUCHER 40. PAID BY
                                                                                                         NUMBER

                                                                                ---------------------------------------
                                                                             42a. RECEIVED BY (Print)
--------------------------------------------------------------------------------
  41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

-----------------------------------------------------------------------------------------------------------------------
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER       41c. DATE               42b. RECEIVED AT (Location)

                                                                                ---------------------------------------
                                                                             42c. DATE REC'D (YY/MM/DD)  42d. TOTAL
                                                                                                             CONTAINERS

====================================================================================================================================
AUTHORIZED FOR LOCAL REPRODUCTION      SEE REVERSE FOR OMB CONTROL NUMBER AND PAPERWORK       STANDARD FORM 1449 (10-95)
                                                   BURDEN STATEMENT                           PRESCRIBED BY GSA FAR(48CFR) 53.212


------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 45 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the
data needed, and completing and reviewing the collection of information. Send comments regarding this burden     0MB No.: 9000-0136
estimate or any other aspect of this collection of information, including suggestions for reducing this          Expires: 09/30/98
burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy. GSA. Washington DC 20405
------------------------------------------------------------------------------------------------------------------------------------

























*U.S. Government Printing Office: 1995-405-734/20008                                                STANDARD FORM 1449 (10-95) BACK

                                                                DAAB07-98-A-6001                        3



 ITEM                   DESCRIPTION                             QUANTITY    U/I             U/P              AMOUNT
------    --------------------------------------------------   ----------   ---     --------------------    --------
 0002     SENIOR GRAPHICS DESIGNER                               0.00        EA             24.170000        0.00
 0003     ADMINISTRATIVE SUPPORT TASK MANAGER                    0.00        EA             30.210000        0.00
 0004     SENIOR CLERICAL ASSISTANT                              0.00        EA             23.390000        0.00
 0005     RECORDS FILE MANAGER                                   0.00        EA             24.660000        0.00
 0006     SYSTEM MAINTENANCE TECHNICIAN                          0.00        EA             23.140000        0.00
 0007     INTERMEDIATE INTELLIGENCE RESEARCH                     0.00        EA             42.690000        0.00
          ANALYST
 0008     PRINCIPAL INTELLIGENCE RESEARCH ANALYST                0.00        EA             71.040000        0.00
 0009     SENIOR SOFTWARE ENGINEER                               0.00        EA             70.630000        0.00
 0010     SOFTWARE ENGINEER                                      0.00        EA             47.950000        0.00
 0011     CONFIGURATION MANAGEMENT ENGINEER                      0.00        EA             38.500000        0.00
 0012     COMMUNICATIONS ENGINEER                                0.00        EA             49.920000        0.00
 0013     PRINCIPAL SYSTEMS ENGINEER                             0.00        EA             77.620000        0.00
 0014     SENIOR SYSTEMS ENGINEER                                0.00        EA             67.040000        0.00
 0015     ACQUISITION PROGRAM ANALYST                            0.00        EA             57.450000        0.00
 0016     SENIOR LOGISTICS MANAGEMENT SPECIALIST                 0.00        EA             53.370000        0.00
 0017     LOGISTICS MANAGEMENT SPECIALIST                        0.00        EA             42.910000        0.00
 0018     COST ANALYST                                           0.00        EA             62.000000        0.00
 0019     OTHER DIRECT COSTS:
 0019AA   TRAVEL/PER DIEM
 0019AB   TRAINING
 0019AC   SUBCONTRACTING
 0019AD   HANDLING/PACKING/SHIPPING
 0019AE   INCIDENTAL/EMERGENCY PURCHASES
 0020     FIXED HANDLING RATE - 4.76%

                                                                DAAB07-98-A-6001                        4



 ITEM                   DESCRIPTION                             QUANTITY    U/I             U/P              AMOUNT
------    --------------------------------------------------   ----------   ---     --------------------    --------
0020     (Continued)
         OTHER PROGRAM MANAGEMENT OFFICES
1001     PROJECT MANAGER                                        0.00        EA             73.880000          0.00
1002     ADMINISTRATIVE SUPPORT TASK MANAGER                    0.00        EA             30.210000          0.00
1003     SENIOR CLERICAL ASSISTANT                              0.00        EA             23.390000          0.00
1004     SYSTEM MAINTENANCE TECHNICIAN                          0.00        EA             23.140000          0.00
1005     PRINCIPAL RESEARCH ANLAYST                             0.00        EA             71.040000          0.00
1006     SENIOR SOFTWARE ENGINEER                               0.00        EA             70.630000          0.00
1007     CONFIGURATION MANAGEMENT ENGINEER                      0.00        EA             38.500000          0.00
1008     COMMUNICATIONS ENGINEER                                0.00        EA             49.920000          0.00
1009     PRINCIPAL SYSTEMS ENGINEER                             0.00        EA             77.620000          0.00
1010     SENIOR SYSTEMS ENGINEER                                0.00        EA             67.040000          0.00
1011     ACQUISITION PROGRAM ANALYST                            0.00        EA             57.450000          0.00
1012     SENIOR LOGISTICS MANAGEMENT SPECIALIST                 0.00        EA             53.370000          0.00
1013     COST ANALYST                                           0.00        EA             62.000000          0.00
1014     OTHER DIRECT COSTS:
1014AA   TRAVEL/PERDIEM
1014AB   TRAINING
1014AC   SUBCONTRACTING
1014AD   HANDLING/PACKING/SHIPPING
1014AE   INCIDENTAL/EMERGENCY PURCHASES
1015     FIXED HANDLING RATE - 4.76%

                                                                DAAB07-98-A-6001

                  U.S. ARMY COMMUNICATIONS ELECTRONICS COMMAND
                          ACQUISTION CENTER-WASHINGTON
                           BLANKET PURCHASE AGREEMENT
                     MANTECH ADVANCED SYSTEMS INTERNATIONAL

     The U.S. Army Communications Electronics Command, Acquisition Center-Washington has entered into a Blanket Purchase Agreement with ManTech Advanced Systems International to provide Program Management Support services. This agreement is under the terms and conditions of ManTech Advanced Systems International's GSA Federal Supply Schedule Contract (hereafter referred to as "Contract") and the following BPA terms and conditions.

1. Labor Categories Available under this BPA

     See Section B

2. Term of the BPA

     The term of the resultant BPA shall run concurrent with the vendors GSA Schedule Contract.

3. Authorized BPA Users

     This BPA is open to Product Manager Intelligence Fusion and other Army Program Offices worldwide.

4. Pricing

     Under the terms of the resultant BPA, individual Government customers may request and negotiate additional discounts based upon their anticipated volume of services to be purchased under a specified Task Order. Pricing will be reviewed on an annual basis.

5. Inspection/Acceptance

     Inspection and Acceptance of services shall be performed by a duly authorized representative of the Government upon completion of the effort.

6. Payment

     Payment shall be made for services accepted by the Government office specified in each individual task order. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.3903) and Office of Management and Budget (0MB) Circular A-125, Prompt Payment. Payments under this BPA may be made by the government either by check, electronic funds transfer, the Automated clearinghouse, or

                                                                DAAB07-98-A-6001

the IMPAC card, at the option of the Government. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing discounts earned, payment shall be considered to have been made on the date, which appears on the payment check, or the date on which an electronic funds transfer was made. The contractor shall prepare and distribute a DD Form 250, "Material Inspection and Receiving Report", in accordance with Department of Defense Federal Acquisition Regulation (DFARS) Supplement, Appendix F, to the responsible task order representative identified therein for acceptance of services. Copies of the DD 250 will then be forwarded to the Payment Office.

7. Task Orders

     Ordering will be centralized. Orders will be issued by the USA CECOM Acquisition Center-Washington. Any services to be furnished under this contract shall be ordered by issuance of a task order (SF 1449, Solicitation/Contract/Order for Commercial Items) or other authorized document as authorized by the warranted Contracting Officer. Any request for a deviation from the terms of this BPA shall be submitted to the Contracting Officer at the following address:

                    US Army Communication-Electronics Command
                         Acquisition Center - Washington
                    AMSEL-AC-WB-B, Hoffman Bldg. 1, Room 1126
                             2461 Eisenhower Avenue
                        Alexandria, Virginia 2233 1-0700

     All task orders placed against this BPA are subject to the terms and conditions of the applicable GSA Schedule contract and as supplemented in the resultant BPA.

     A task order is considered "issued" when the contractor has received the order from the Contracting Office.

     The Contracting Office will be responsible for the distribution of each task order to the BPA holder and the Contract Administration Office and the Payment Office as specified on the face page of the order. The remaining distribution shall be made by the ordering office and in accordance with their procedures after validation. Detailed issuing instructions shall be provided in the BPA holders ordering catalog, to include the Point of contact for the task order with respective Email address and telephone number. This shall be published on the BPA holder's www page. Authorization must be granted by the CECOM Acquisition Center-Washington, Contracting Officer for others to use Part
8. The CECOM Acquisition Center-Washington will make credit card purchases, unless otherwise authorized by the Contracting Officer.

8. Government wide Commercial Credit Card - Visa Impact Card.

     The following describes the procedures to be used for ordering services from this BPA


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                                                                DAAB07-98-A-6001

by using the Federal Government credit card. This option to order by use of the Government credit card is strictly an option method of ordering by the Government and may be used in place of ordering by the SF 14409. The Government does reserve the right to unilaterally terminate credit card ordering on this BPA at any time.

     All ordering offices may use the Federal Government Credit Card(VISA) referred to as "Purchase Card" as an optional method of ordering and paying for purchases made under this contract.

     The purchase card is specifically designed for use by the Federal Government. The purchase card is like a typical personal credit card. However, the authorization limits, certain categories of products or services, etc. The Purchase Card will be exclusively used for official Government purchases in accordance with the prices, terms, and conditions of this contract, the simplified acquisition limitation as stated in the Federal Acquisition Regulation (FAR) Part 13 is in effect on the date the order is placed and the cardholder's delegation of authority. With respect to ordering authority, any authorized user of this contract who is an appointed, recognized Government credit card holder is allowed to use the credit card as a means of purchasing items on this contract. For credit card holders only, this waives the requirement for submission of a SF 1449. All appointed, recognized Government credit card holders are subject to and responsible for complying with all rules, regulation, and limits that come with their credit card.

     Credit limits for the purchase card are dictated by each of the using activities major commands. Knowledge of these credit limits for the purchase card are the responsibility of the credit card holder and the approving office. The contractor shall accept firm-fixed-price task orders under the contract made by use of an authorized purchasing card. The contractor shall bill the cardholder at the completion of the required services.

9. FAR 52.252-2, Clauses Incorporated by Reference (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

FAR 52.232-25 Prompt Payment (June 1997)
FAR 52.247-34 Free on Board-Destination (Nov 1991)
FAR 52.246-4 Inspection of Services Fixed Price (Aug 1996)
FAR 52.213-1 Fast Payment Procedure (Aug 1988)

10. Emergency Items

     If deemed necessary for the accomplishment of a specific task order non-GSA schedule incidental items, to include emergency items may be ordered up to 10% of the task order value.

11. Other Direct Costs

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                                                                DAAB07-98-A-6001

     Delivery orders issued will include estimates for cost of such efforts at paragraph D.2.3 and an estimate for the cost of handling. The estimated costs of handling will be computed by applying a fixed rate that reflects the cost of handling to the estimates for the effort. The Contractor will be reimbursed the actual cost of the efforts plus the amount of the handling charge estimated. The fixed handling rate will be allowed against charges for Incidental/Emergency purchases and Handling/Packaging and Shipping efforts only.

12. ORGANIZATION CONFLICT OF INTEREST

     (a) The Contractor agrees that it or any of its affiliates, except as exempted below, shall be excluded from participation as a contractor or subcontractor for projects which shall be managed through this Projects Management Support Services (PMSS) contract. "Affiliates" as used herein means associated business concerns or individuals, if directly or indirectly either one controls or can control the other or a third party controls or can control both. This exclusion shall be for the period beginning with the date of award of this contract through completion (final payment) of the individual projects concerned, and for a period of two years thereafter. Further, the contractor agrees that it or any of its affiliates may have direct access to acquisition sensitive information shall be excluded from assisting in preparing a proposal, serving as a consultant, and/or providing information acquired while performing this contract to any firm participating either as a prime or subcontractor for the projects managed or to be managed hereunder. The contractor agrees not to use or disclose acquisition sensitive information or proprietary information to which it obtains access as a result of projects managed under the PMSS contract except as required for the performance of said work. This restriction applies to the contractor, any contractor employee, consultant, or the like who obtains access to such information.

If granted access to proprietary data of the company(s) participating in the projects managed under this PMSS contract, the contractor agrees not to disclose the information for as long as such data remains proprietary, or two years following completion of the contract, whichever is longer.

The provision of this clause shall not be interpreted as precluding the contractor from active participation in other on-going and future projects. As used herein, "contractor" refers to the prime contractor, a subcontractor whose assistance may be enlisted by the prime contractor (except as exempted above), wholly or partially owned subsidiaries of the prime and/or subcontractor(s), and any firm in which the prime and/or subcontractor(s) may have a vested interest. The prohibitions of this clause apply only to those tasks which the subcontractor accepts. The subcontractor shall not accept any task orders which would create a conflict of interest. However, this exception for the subcontractor does not absolve the prime contractor of full responsibility for performance of all requirements on this contract. This prohibition applies to the contractor under its current name, under any changed name, and to the principal individuals owning, controlling or managing the contractor. If merged with or acquired by any other entity, the prohibition applies to all contractor officers, owners, and the specific individuals

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

                                                                DAAB07-98-A-6001

performing work on projects managed under this PMSS contract.

(b) The contractor may have access to source selection sensitive information. Considering this, the contractor agrees, that in addition to the above established requirements and prohibitions he will:

(1) Indoctrinate its employees on established source selection security procedures. The indoctrination will ensure, as a minimum, the appropriate Army security requirements and the Standards of Conduct under DOD 5500.7-R.

(c) The contractor further agrees that it will:

(1) Assure formal company policies and procedures effectively address the philosophy of FAR 9.505, paragraph 4, and that all employees associated with this contract are fully aware of those specific policies and procedures; and

(2) "When the contractor obtains access to the proprietary information of other companies as a result of work under this PMSS contract, enter into agreements with those companies to protect the proprietary information from improper use and disclosure and submit copies of those agreements to the PCO: and"

(3) Obtain and furnish to the PCO from each employee, consultant and the like engaged in any effort connected with this contract a written agreement which shall in substance provide that such individual will not, during his employment by the contractor or thereafter, disclose to others or use for his own benefit information, trade secrets, confidential business information or acquisition sensitive information to which access is gained as a result of work this PMSS contract.

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

                                                                DAAB07-98-A-6001
Attachment I

                                STATEMENT OF WORK

D.I.0 INTRODUCTION AND GENERAL SCOPE

  PM INTEL FUSION

     A. Since 1984, the Project Management Office has employed an integrated management approach to support all system acquisition functions. The goal has been to integrate and enhance productivity for the various PMO Intelligence Fusion sponsored programs, while integrating various management tools to optimize and support planning, budgeting, scheduling, and engineering initiatives.

     The contractor will support the Project Management Office, Intelligence Fusion (PMO Intel Fusion) by providing System Engineering and Technical Assistance (SETA), Project Management, and Administrative Support Services in response to specific tasks. This procurement of services will be implemented as an indefinite delivery indefinite quantity (IDIQ) using task orders to react to the reality of reduced and changing defense funding levels. PMO Intel Fusion desires to have a support contractor offering reasonable continuity of existing services, and the flexibility to adjust to changing requirements and defense funding perturbations. Staffing levels on these efforts may vary from year to year, or even within a year.

     The contractor shall provide non-personal support-services only at the government's facilities. These services are needed to accomplish tasks that cannot be accomplished by PMO Intel Fusion because of time constraints and/or expertise which is not available. The types of required services are: Project Management, System Engineering, Software Engineering, Administration, Quality Assurance, Integrated Logistics Support, Acquisition Management, and Information Technology support to the PMO Intel Fusion.

  OTHER ARMY PROGRAM OFFICES LOCATED WORLDWIDE

     B. As required, the Contractor shall provide world-wide Program Management Support Services at Government facilities in these areas: Project Management, System Engineering, Software Engineering, Configuration Management, Training, Integration Support, Testing, Quality Assurance, Acquisition Management and Documentation Support.

D.l.l BACKGROUND

D.1.1.1 ALL SOURCE ANALYSIS SYSTEM (ASAS)

     It is the mission of the PMO Intel Fusion to develop, acquire, and field an automated, ruggedized, ASAS that fuses technical and intelligence data from multiple sources with a goal of providing Army commanders with a near real time view of the battlefield. The ASAS, comprised of the Analyst Control Element
(ACE) and the Remote Workstation (RWS), is the tactical intelligence node of the Army Battlefield Command Systems (ABCS). Elements of ASAS will be located from Battalion through Echelons Above Corps.

D.1.1.2 COUNTER INTELLIGENCE/HUMAN INTELLIGENCE MANAGEMENT SYSTEM (CHIMS)

     The CHIMS product office is developing the ASAS CHIMS subsystem, which is the CI/HUMINT component of the Intelligence and Electronic Warfare (IEW) sub-element of the ABCS. It is a system that satisfies the Army's tactical CI/HUMINT automation requirements for information collection, investigation, interrogation, operation, document exploitation, and force protection.

D.1.1.3 INTEGRATED METEOROLOGICAL SYSTEM (IMETS)

     The Integrated Meteorological System (IMETS) is the meteorological component of the intelligence and Electronic Warfare sub-element of the ABCS. IMETS provides commanders, at all echelons, with an automated


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                                                                DAAB07-98-A-6001
Attachment I

weather system to receive, process, and disseminate weather observations, forecasts, and weather and environmental effects decision aids to all Battlefield Operating Systems. IMETS is an automated system in one of three configurations, laptop. desktop or mounted in a heavy High Mobility Multi-Purpose Wheeled Vehicle (HMMWV). IMETS provides automation and communications support to staff weather teams assigned to from brigade through Echelons Above Corps (EAC) and to Army Special Operations Forces.

D.1.1.4 JOINT COLLECTION MANAGEMENT TOOL (JCMT)

     JCMT is the standard DoD Intelligence Information System (DODIS) migration system for all source collection management. It will be used by national, theater, and tactical organizations of all services. The key role of the system is to provide tools for gathering, organizing, and tracking intelligence collection requirements for all intelligence disciplines. Other essential functions include the automated identification of collection resources, collector feasibility, development of collection plans, and the correlation of intelligence reports and messages to requirements.

D.1.1.5 OTHER INTELLIGENCE FUSION SPONSORED EFFORTS

     As the Army's only intelligence fusion material developer the PM Intel Fusion will be assigned responsibility for other intelligence related actions when the PEO C3S determines it is in the best interest of the Army to do so.

D.1.2 PMO INTELLIGENCE FUSION ORGANIZATION

     The PMO Intel Fusion is organized into a number of Product Managers, Directorates, and various support offices. The contractor shall provide services as stated in para D.2 for the following organizational elements of the PMO Intel
Fusion:

     a.   Project Management Office, Intelligence Fusion,

     b.   Technical Manager Directorate,

     c.   Readiness Directorate,

     d.   Business Management,

     e.   Product Manager for ASAS Software,

     f.   Product Manager for Joint Collection Management Tool,

     g.   Product Director for Counter Intelligence and Human Intelligence, and

     h    Product Director for Integrated Meteorological System.


D.2.O GENERAL CONTRACTOR RESPONSIBILITIES

     The specified tasks required of the contractor's personnel are defined below. As a means of focusing on quality personnel, we are providing equivalent government personnel standards and skill levels. Our tasking will specify minimum government equivalent skill levels. The Government shall retain the right to refuse any person who is bid that does not meet these minimum skill levels. Annex A contains a listing of descriptions of these government standards for labor categories and skill levels.

     a. Systems Engineering: These services include general systems engineering, systems implementation planning, and system test and evaluation. Products include various specifications, plans, analyses, modeling, simulations, and reports.

     b. General Support Engineering: Services include reviewing engineering output in the areas of systems level operation and maintenance procedures, performance improvements criteria, tools assessments, metrics management, quality assurance, configuration management, technical orders, maintenance practices, and technical orders. Assist the PM with the design, development, review, and analysis of

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

                                                                DAAB07-98-A-6001
Attachment I

          all scheduling and logistic activities. Monitor and review manuals, regulations, pamphlets, and various Army acquisition documentation for applicability to PMO Intel Fusion.

     c. General Test Engineering: Services include test planning, surveys, test monitoring, reports and recommendations.

     d. Technical Studies, Investigations or Analyses: Services include feasibility investigations, cost analyses, and analyses and evaluation of equipment, systems, and COTS or GOTS software products.

     e. Information Technology products include data automation requirements, specifications, plans, manuals, analyses, reports, system operations, installation, maintenance, enhancements, configuration management and training programs.

     f. PMO Administrative Support: Provide the following services: clerical, mail, message, and facsimile processing, reproduction services, graphics support, and a technical data library. Additionally in a facility coordinator role the contractor shall provide assistance with physical security, clearance verification, receptionist duties, and visitor control at the building entrance.

     g. Presentation Materials: In conjunction with the completion of tasks issued to accomplish the requirements of this SOW, the contractor may be required to prepare various presentation materials (e.g., viewgraph, slides, graphics, narratives). Types and quantities of the required materials will be specified in conjunction with the applicable CDRL. The intent here is to preclude the contractor from using engineering and technical man-hours (SETA portion of the SOW) on administrative tasks. It is expected that contractor technical personnel will frequently provide initial input to and review of presentation materials, providing a value added input in their capacity of technical assistance. It does not preclude the contractor from providing administrative support and graphics support as specified in paragraph D.3.8.5 of the SOW.

     h. Meeting Reports: The contractor may be required to prepare reports on selected meetings conducted exclusively between the contractor and the government. Task Orders will be issued to identify the requirement for any such reports and they will be tied to an existing CDRL. This is not to preclude the contractor from generating technical notes based upon the contractor's analysis of discussions or action items reviewed while participating in a technical capacity at meetings. The intent is preclude the contractor from performing clerical duties for the government.

D.2.l APPLICABLE DOCUMENTS

     Documents that are applicable to the effort associated with this Statement of Work (SOW) are listed in Part D-3. It should be noted that MIL-STDs referenced in Part D-3 are for information/guidance purposes only. These documents are in current usage by the PMO Intel Fusion and as such serve to define further typical DoD standards and parameters which must be considered by the contractor. The contractor shall include pertinent references to these documents in its final products. The PMO Intel Fusion is looking for a contractor with a working knowledge of relevant rules, regulations, and directions in order to eliminate a lengthy learning period. The government already has these documents on hand and does not want the contractor to supply them to us or to paraphrase them back to us. They are listed to see if the contractors' proposals will demonstrate an understanding of their interrelationships and relevance to what PM ASAS is doing.

     Any assignments issued to the contractor which contain references to documents not listed in Part D-3 will have those documents attached as part of the tasking documentation or will have instructions as to how to obtain the required documents. PMO Intel Fusion has an excellent technical library that the winning contractor will be maintaining. When the requirements of the applicable documents conflict with the instructions set forth in the tasking document, the contractor should bring this to the attention of project office personnel.

 D.2.2 CONCEPT FOR OPERATIONS

     The contractor shall support those organizational elements specified in paragraph D.l.2. General

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

                                                                DAAB07-98-A-6001
Attachment I

contractor responsibilities that are specified in paragraph D.2. The basic concept for the relationship of organizational elements is that of the Project Manager and Product Managers or Product Directors will establish program objectives. The Directorates and Product Managers will, in coordination with these individuals, establish plans for achieving these objectives. Managers will evaluate performance of the activities to determine if objectives are being achieved a timely, cost effective manner. Any necessary correction or redirection will be brought to the attention of the Contracting Officer's Representative (COR).

D.2.3 MISCELLANEOUS

     a. General. On an as-needed basis there will be several categories of special taskings such as subcontracting, emergency purchases, TDY, per diem, inter-site travel, training, and quick reaction capabilities involving materiel packing, handling, and shipping. Such efforts will be allowed for on delivery orders and will be billed at actual costs.

     b. Travel will be conducted only at the direction of the government and will include frequent local area meetings and less frequent trips to field offices and contractor facilities at a variety of locations throughout the United States. Overseas travel also may be required. The airline and rental car portion of this travel will be handled by the government in order to insure government control and travel at the lowest possible government rates. Contractor per diem and reimbursement for local travel expenses will be billed to the government as other direct charges (ODCs). Details of estimated travel will be available when individual task orders are written.

     c. Contractor personnel may be required to attend training courses at the request of the government. These will be handled as ODCs for billing purposes. Training will include only those specialized courses necessary for the proper support to the project office and must have the approval of the Contracting Officer.

     d. Emergency purchases may be required, but only at the request of the Contracting Officer. These items would be in response to a quick reaction requirement and will be considered only after government purchase channels have been considered.

     e. Subcontracting may be utilized as a contingency in order to react to short term or special need requirements. With constrained funding, short term consultants may very well be in the best interest of the project office in order to satisfy those requirements that require expertise that is not part of the existing level of support.

     f. Contractor shall provide individuals with appropriate clearances, depending on need-to-know. These will range from Secret to TS/SCI.

D.3.0 PERFORMANCE WORK STATEMENT

     This SOW covers two distinctly different management efforts of the contractor. One of these is exclusively associated with the internal management of the contractor personnel provided under the terms of this contract. This effort is referred to as Project Management and is covered in paragraph D.3.1. The other management effort shall be exclusively associated with the management tasks necessary to support the PMO Intel Fusion, and other Army Project Offices. This effort is referred to as Program Management and is covered in paragraph D.3.2.

D.3.1 PROJECT MANAGEMENT

     The contractor shall designate one full-time, on-site individual who is responsible for the cost, schedule and technical performance described herein. The contractor shall determine the management, organization authority, responsibility, controls, and the extent to which they apply to this project. The contractor shall schedule work and staff in an optimum manner focusing on economies and efficiencies. The contractor must remain flexible and responsive to a changing acquisition management environment that often has new direction and revised priorities. The contractor shall plan, coordinate, and supervise all assigned tasks to insure accomplishment within

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

                                                                DAAB07-98-A-6001

Attachment I

the time required and in the quality expected. The contractor shall maintain an accurate, job time-cost accounting system that will permit the examination of government cost-effectiveness and manpower utilization.

D.3.1.1 PROJECT SCHEDULE AND COST

     The contractor project manager shall produce the schedule of work which allows his work force to meet the delivery of products as specified by the government. The contractor shall determine all major and minor problems associated with the areas of cost and scheduling techniques and shall recommend solution(s) to these problems and propose alternatives or solutions to all problems identified. The contractor shall notify the government of all revisions to the engineering and management methods and techniques utilized.

D.3.1.2 PROJECT CONTROLS

     The contractor shall establish control over the use of man-hours in delivering the products of this project. The contractor shall determine the control needed to prevent the use of work codes or project numbers by unauthorized personnel.

D.3.l.2.l PROJECT SCHEDULE AND COST TRACKING

     The contractor shall determine the method for assessing the cost, schedule, and technical performance of the work of this project. The contractor shall determine the procedures for relating cost to schedule and technical performance to assess the logical relationship of these three factors as they apply to relevant tasks. Quarterly contract Funds Status Reports are required per CDRL item.

D.3.1.2.2 MANAGEMENT REVIEWS

     The contractor shall present and administratively support progress reviews. These reviews will be held at least quarterly at the PMO Intel Fusion or the contractor's facility. The topics of these reviews shall include staffing, management concerns, scheduling, costs, planned procurements, identification, and discussion of program issues, and status of resolved or unresolved action items from previous meetings. The contractor shall make input to the agenda.

D.3.1.2.3 PROJECT STATUS REPORT COST AND PERFORMANCE

     The contractor shall prepare and deliver a CDRL item entitled Project Status Report Cost and Performance. This report shall contain a summary of staffing by category and summary of work performed during the reporting period; updated milestones to reflect changes in the project schedule; a synopsis of all meetings and travel the contractor has conducted in performance of the contract; all approved government task revisions; a synopsis of contractor proposed contractual amendments; a detailed description of all problems, risks, or delays experienced during the reporting period, and a description of all planned activity during the next reporting period. These reports shall indicate performance in terms of predicted and planned progress against actual progress. Cost performance shall include budgeted versus actual expenditures.

D.3.1.2.4 DELIVERABLE SUBMISSION

     Individuals taskers will state deliverable requirements, but every effort will be made by the Government to provide a "paperless" environment. Whether the submission is electronic or paper the contractor shall be responsible for tracking deliverables.

 D.3.2 PROGRAM MANAGEMENT

     A principal area of focus for the contractor work force shall be to provide management assistance for many of the functions assigned to the PMO Intel Fusion, and other Army Project Offices. These functions are divided among the organizational elements of the PMO Intel Fusion, and other army Project Offices. The contractor shall provide support necessary to develop schedules, cost estimates, required documentation, and analyses of all aspects of acquisition management, business management and congressional liaison.

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

                                                                DAAB07-98-A-6001
Attachment I

D.3.2.1 PROGRAM COST ESTIMATING AND ANALYSIS

D.3.2.1.1 BASELINE COST ESTIMATE (BCE)

Because of the general nature of the DOD acquisition process and the dynamic nature of PMO Intel Fusion sponsored systems, it is imperative that a dependable, audible life cycle cost estimate be kept current. The product Baseline Cost Estimate (BCE) is one of the principal documents necessary to achieve an operational, integrated cost estimate for the acquisition program baseline. The cooperative exchange of estimating products tools and services is essential to the formulation of a valid Army Cost Position. In addition to maintaining a current BCE, it is necessary to frequently respond to "what if' type cost questions based on either technical or programmatic changes in the program. The government will oversee this work and prepare written task orders associated with this effort.

D.3.2.l.2 COST ESTIMATING AND ANALYSIS

     The contractor shall collect, review, and update cost data for Intelligence Fusion software and hardware products, and prepare other special cost estimates. Virtually all of this work is to be conducted on-site with limited travel involved. The contractor shall use spreadsheet models and other government provided tools. The Government will approve all the tools and the methodology used in cost estimating. All estimates are to be updated as required. The contractor shall provide personnel cognizant with applicable Army and DOD costing regulations. Most importantly, all products shall be documented in order to create an audit trail for the government cost representative and shall be subject to internal and external reviews.

D.3.2.1.3 COST ESTIMATING

     The contractor shall provide the services to update estimates for the PMO Intel Fusion products and other associated projects and programs based on data from PMO Intel Fusion and other activities which either define the system requirements in more detail or define alternate program acquisition strategies. In performing these tasks, the contractor shall prepare costs estimates for:

     a.   Software,

     b.   Hardware Production,

     c.   Pre-planned, Product Improvement,

     d.   Testing,

     e.   Training,

     f.   Research and Development,

     g.   Military Construction, Fielding, Sustaining,

     h.   Module and Unit Costs, and

     i.   Miscellaneous Costs.


     These estimates shall be developed in a timely manner and in accordance with the requirements for presentation of Life cycle cost estimates for Army systems. The contractor shall be able to update cost estimates to current-year dollars, then year dollars, project base year dollars, or any other base-year designated by PMO Intel Fusion personnel using the most current DOD inflation indices. The contractor shall develop estimates on a funding appropriation basis and on a logistics category basis for each program.

D.3.2.2 ASSISTANCE IN DEVELOPING POSITIONS

     The Contractor shall provide recommendations to program managers in areas such as:

     a.   Architectural changes,


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                                                                DAAB07-98-A-6001
Attachment I

     b.   New or changed prototyping strategy,

     c. Incorporation (or deletion) of new (or existing) technical requirements,

     d.   Changes in planned organizational usage and ILS concepts,

     e.   Sizing of impact of hardware changes on software and vice-versa, and

     f.   Funding justification and cost accounting.

D.3.2.3 REVIEWS AND STUDIES

     As required, the contractor shall provide reviews and/or studies of other program cost analyses, data base analyses, or other related activities. The contractor will assist with Integrated Product Team (IPT) meetings and shall record and publish minutes. The contractor will assist in preparing for Milestone/Program reviews and will record and publish the results. The contractor shall document findings, lessons learned, and report the same to the government in a timely manner.

D.3.2.4 MASTER INTEGRATED SCHEDULE

     The contractor shall assist in the maintenance of a Master Program Schedule. This schedule shall be integrated in such a manner as to account for significant dependencies.

D.3.2.4.1 PROJECT SCHEDULE ADMINISTRATION

     The contractor shall provide assistance and training to program office personnel in developing schedules for their offices and directorates. This assistance and training shall include direction in the use of MS Project 95 and methods for integrating proposed and "what-if" schedules into the project office master schedule and to outside schedules such as those of Army Tactical Command and Control System.

D.3.2.4.2 MILESTONE TRACKING

     When inputting proposed schedules as a subset of the Master Schedules, the contractor shall report schedule deviations for all milestones. For key milestone deviations reflecting slippage, the contractor shall identify the impact of the slippage and project office action necessary to support on-time completion of the end activity. The contractor shall assist in the importing of contractor schedules into the PMO Intel Fusion Master Schedule.

D.3.3 PROGRAM MANAGEMENT DOCUMENTATION

     The contractor shall provide recommendations to the program manager for developing and/or maintaining the acquisition management documentation required by DODI 5000.2, DODI 5000.2M, and AR 70-1. A primary function of the contractor is to review all documentation for continuity, compliance, and accuracy; making recommendations for corrections and improvements. This documentation includes, but is not limited to the following:

     a.   Mission Need Statement,

     b.   Operational Requirements Document (ORD),

     c.   Program Life Cycle Cost Estimate,

     d.   Acquisition Program Baseline (APB),

     e.   Test and Evaluation Master Plan (TEMP),

     f.   Modified Integrated Program Summary (MIPS) with all annexes,

     g.   Integrated Support Plan (ISP),


                                        7                               07/23/98

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                                                                DAAB07-98-A-6001
Attachment I

     h.   Program Management Plan (PMP),

     i.   Defense Acquisition Executive Summary (DAES),

     j.   AAE/VCSA Data Book,

     k.   System Threat Assessment Report (STAR),

     l.   Critical Intelligence Parameters (CIP),

     m.   Cost and Operational Effectiveness Analysis (COEA),

     n.   Competitive Alternative Source Waiver,

     o.   Memorandum of Agreement,

     p.   Memorandum of Understanding,

     q.   P-Forms, R-Forms and P18a Forms,

     r.   Smart Charts,

     s.   Congressional Briefing Books,

     t.   Acquisition Strategy Reports (ASR),

     u.   Milestone Read - Ahead Packages,

     v.   Exit Criteria,

     w.   Integrated Logistics Support Plans (ILSP),

     x.   Material Fielding Plans (MFP),

     y.   Material Fielding Agreements (MFA), and

     z.   Risk Assessments.

     aa.  Army Acquisition Program Executive Reporting System (AAPERS)

     bb.  Selected Acquisition Report (SAR)


D.3.4 ENGINEERING SUPPORT OF PMO INTEL FUSION PRODUCTS

     The contractor shall have a working knowledge on DODI 5000.2, Defense Acquisition Management Policies and Procedures; DIA Regulation 55-3, Intelligence Support of Major Defense Acquisition Systems, and Army Regulation 381-11, Military Intelligence, Threat Support to U.S. Army Force, Combat, and Material Development. Also, the contractor shall have working knowledge of industry and government standards on the implementation of information and communications networks and systems.

     System, hardware, and software engineering input required on engineering changes and upgrades of PMO Intel Fusion products is to be compatible the common hardware/software (CHS) within the Army Battlefield Command Systems. The contractor shall have a working knowledge of UNIX based operating systems, ORACLE database management system, LAN (dual fiber optic), data communications, interfaces, and intelligence data processing. The contractor shall also have a working knowledge of rugged automatic data processing (ADP) equipment meeting engineering specifications and standards of military intelligence operations and to be in compliance with the Army Acquisition Executive (AAE) Policy Memorandum 91-3, Army Electromagnetic Environmental Effects (E3) Program Implementation. The contractor shall also configure hardware, software and communication systems for demonstration and fielding and will install systems both at the PMO and at other sites designated by the Government.

     a. The contractor shall provide engineering input to system Product Managers, Product Directors, and Action Officers in engineering analysis of computer-assisted technologies employed. For these engineering analyses, the contractor shall have working knowledge of system threat assessments pertaining to survivability in electromagnetic, ADP (data corruption), and chemical contaminated

                                        8                               07/23/98

                                                                DAAB07-98-A-6001
Attachment I

          environments. The engineering analyses shall consider, but not be limited to, life cycle costs (5-10 years), value engineering, and engineering changes submitted to the Project Management Office for approval. The analyses shall also consider engineering alternatives in computer-assisted technologies such as data processing architectures/configuration for intelligence operations at Echelon Above Corps (EAC), Corps, Heavy/Light Division, and special intelligence operations ranging from sensitive compartmented information (SCI) to unclassified security levels.

          The contractor shall evaluate design approaches to system interfaces and develop the documentation, including Interface Control Documents, to ensure interface requirements are achieved. The contractor shall report problem areas and make specific recommendations to the program office to resolve problems or issues. The contractor shall conduct the day-to-day operations of the Interface Control Working Group.

     b. The contractor shall evaluate design approaches to hardware use (COTS, GOTS and Development), design and architectures, system interfaces, and develop the appropriate documentation. The contractor shall report problem areas and make specific recommendations to the program office to resolve problems or issues. The contractor will evaluate RAM as well as EMI/EMC implications. Engineering analyses shall consider the cost-effectiveness in military intelligence operations of utilizing evolving technology such as RISC, CISC, and hybrid technologies; implementation of high-speed, large capacity storage and retrieval technologies for highly active, moderate, and archival transaction processing; graphical/lexical processing with high-resolution, color, flat panel displays/monitors; and the implementation of wireless LANs to enhance mobility/flexibility and to reduce setup and tear-down times. The contractor will configure systems for demonstrations, tests and fieldings.

     c. The contractor shall investigate and analyze the user requirements and computer resource requirements as they relate to design issues, resource limitations, and requirements allocation. All evaluations shall include recommendations and proposed solutions. The scope of this requirements analysis work shall encompass, as a minimum, the following:

               1.   Pertinent Army and System Requirements,

               2.   Engineering Change Proposals/Requests,

               3.   Deviations,

               4.   Test Plans, Descriptions and Reports,

               5.   Requirements Reviews,

               6.   System Developer Deliverables,

               7.   Metrics,

               8.   COE,

               9.   PEO generated requirements,

               10.  ABCS Implied Requirements, and

               11.  Performance analysis.


     d. The contractor shall provide the Communications Engineering support required to acquire and field communications products under the responsibility of the Intelligence Fusion Project Management Office, such as the upgrade of the Block I ASAS Communications Control Set
          (CCS), the Deployable Intelligence Data Handling System (DIDHS-Lite), and the Compartmented All-Source Analysis System (ASAS) Message Processing System (CAMPS). This support shall encompass all phases of the acquisition process, and include the evaluation and specification of communications architectures and operational requirements, as well as the assessment of design approaches for interfacing Intelligence Fusion communications products with other Army and DoD systems. This support shall also include

                                        9                               07/23/98

                                                                DAAB07-98-A-6001
Attachment I

          participation in communications product planning, reviews, and evaluations; and, evaluating and participating in the final test accreditation.

D.3.4.l REQUIREMENTS ANALYSIS AND VALIDATION

Using the government approved Operational Requirements Document and the User Functional Description Document the contractor shall investigate and analyze the user requirements and computer resource requirements as they relate to design issues, resource limitations, and requirements allocation. All evaluations shall include recommendations and proposed solutions. The scope of this requirements analysis work shall encompass, as a minimum, the following:

     a.   Pertinent Army and System Requirements,

     b.   Engineering Change Proposals/Requests,

     c.   Deviations,

     d.   Test Plans, Descriptions and Reports,

     e.   Requirements Reviews,

     f.   System Developer Deliverables,

     g.   Metrics, and

     h.   Requirements Verification and Validation.


D.3.4.2 DESIGN SUPPORT

     The contractor shall prepare evaluations of specifications and drawings, including revisions; and participate in design reviews and audits of those documents. The contractor shall prepare for and attend meetings, requirements reviews, design reviews, working groups, and briefings related to system and software development, and security accreditation and certification assess progress against the requirements. The contractor shall report issues and/or problems and recommend to the PM specific actions to resolve them. The contractor shall evaluate and recommend solutions to security issues and problems; and will review PMO Intel Fusion actions items and problem or discrepancy reports.

     The contractor shall investigate and analyze the developer's design approach, methodology, processes, and ability to efficiently and effectively meet system requirements. All evaluations shall include recommendations and proposed solutions. The scope of this work shall encompass, at a minimum, supporting the following:

     a.   All aspects of the system design,

     b.   Formal and Informal Design Reviews,

     c.   System Developer Deliverables,

     d.   Metrics,

     e.   Test Plans, Descriptions and Reports,

     f    Code Analysis/Inspection,

     g.   Human Factors Engineering,

     h.   Prototyping,

     i.   Access COTS and GOTS,

     j.   Develop Algorithms, and

     k.   Define Date Flow Processes.



                                       10                              07/23/98

                                                                DAAB07-98-A-6001
Attachment I

D.3.4.3  DEVELOPMENT

     The SETA contractor shall assist the Government in the oversight of primary contractors and their development of PMO Intel Fusion sponsored products. Additionally, the SETA contractor, at the direction of PMO Intel Fusion's Product Managers, shall evaluate COTS and GOTS products, prototype system capabilities, assess the prime contractor's development processes for compliance with government approved guidelines, and evaluate contractor developed products.

D.3.4.3.l DOCUMENT REVIEWS

     The contractor shall review all development contractor produced documentation, as well as other Army and DoD documentation, considering at least the following factors as appropriate:

     a.   Compliance with contract standards/requirements;

     b.   Compliance with PMO directives;

     c. Adequacy in supporting system development, quality, test, delivery, and field support;

     d.   Changes/modifications; and

     e.   Impact on other systems and/or subsystems

All reviews shall in the submission of technical reports which shall include, as appropriate, recommendations and proposed solutions.

D.3.4.3.2  QA AND CM

The contractor shall assist in the evaluation of and participate in software-related QA and CM processes and products. All reports shall include recommendations and proposed solutions. These processes and activities are discussed in detail in C.3.5 shall include, but not be limited to the following:

     a.   FCA/PCA,

     b.   Software Management and Change Processes,

     c.   Configuration Control Boards,

     d.   Developer QA and CM Procedures, and

     e.   Developer QA and CM Results,

D.3.4.3.3 TEST WITNESSING

     The contractor shall attend system and software testing, and assist in the evaluation of the developer's associated test processes, organization, test plans and procedures, and test results. All evaluations shall include recommendations and proposed solutions. (See C.3.8 for more detailed discussion)

D.3.4.3.4 SOFTWARE METRICS

     The contractor shall collect, analyze, and report metrics for at least the following areas:

     a.   Software Faults,

     b.   Requirements Validation, and

     c.   Computer Resource Utilization.

     Contractor evaluations of metrics data shall provide a risk assessment and include recommendations and proposed solutions for minimizing risk.

                                       11                               07/23/98

                                                                DAAB07-98-A-6001
Attachment I

D.3.4.4 TEST AND EVALUATION

         Test and evaluation of PM Intel Fusion systems is an integral and high visibility facet of the development effort. Just as the traditional systems development arena is becoming evolutionary, so must the test and evaluation activities. Because new regulations and guidance now permit combining types of tests and stresses the concept of continuous evaluation, for the purposes of this SOW, test and evaluation includes the following activities:

     a.   Developmental or Technical Tests,

     b.   Operational Tests,

     c.   Government Acceptance Tests,

     d.   Contractor Tests,

     e.   Qualification Testing,

     f.   Regression Testing,

     g.   Accreditation and Certification Testing,

     h.   Security Testing,

     i.   Interoperability and Joint Interoperability Testing,

     j. PM Intel Fusion systems participation in other BFA systems test activities, and

     k.   Exercise/Demonstration activity in support of continuous evaluation.


D.3.4.4.1 SUPPORT TEST PLANNING

     The contractor shall review and analyze existing test planning documentation and procedures to ensure their correctness and adequacy. The contractor will update existing documentation or draft and publish the necessary plans and procedures that document the PM Intel Fusion testing program, incorporating command direction, and regulatory and statutory guidelines. The contractor will assist in the development and maintenance of integrated test schedules. As these documents and schedules impact on all PM Intel Fusion directorates and many external elements, the contractor shall assist in ensuring that proper coordination is effected throughout the development process.

D.3.4.4.2 SUPPORT TEST RELATED MEETINGS AND CONFERENCES

     The contractor shall assist in the coordination of test events with other government agencies. Additionally, the contractor shall assist in the preparation, coordination, and conduct of test related meetings sponsored by the Project Office. The contractor shall attend both contractor and government operational and technical meetings, design reviews, working groups, and briefings related to testing. When directed, the contractor shall prepare, coordinate, and publish minutes documenting these meetings. For meetings outside of the Project Office, where minutes are not appropriate, significant test related issues discussed shall be documented in trip reports. The contractor shall also make recommendations to the government based on topics and issues addressed at these meetings.

D.3.4.4.3 REVIEW TEST RELATED DOCUMENTATION


     The contractor shall review all contractor and government test related documentation. These reviews shall be accomplished in a timely and accurate fashion. Particular attention must be paid to information presented, such as system details, capability statements, numerical data, and schedules, to ensure they are properly stated. Inaccurate data in these documents could cause serious problems during test and evaluation activities. Comments based on reviews of these documents shall be prepared accurately and constructively and forwarded to the originator in a timely manner.

                                       12                               07/23/98

Attachment I                                                    DAAB07-98-A-6001

D.3.4.4.4 DEVELOP TEST RELATED DOCUMENTATION

     The contractor shall develop, coordinate, and publish test related documentation, specifically the Test and Evaluation Master Plan (TEMP). The TEMP must accurately describe the systems under development, the requirements that will be satisfied by this development, the test events, and the integrated schedule. The TEMP must be periodically reviewed to ensure it accurately reflects all current aspects of PM Intel Fusion systems development. The contractor shall also, as required, prepare other test related documentation either separately or as part of documentation prepared by other PM Intel Fusion or test community elements to include test plans, test procedures, and test reports.

D.3.4.4.5 SUPPORT CONDUCT OF TESTS

     The contractor shall provide support to the government during the conduct of tests. While Federal Regulations prohibit contractor participation in technical and operational test activities, it has proven beneficial to have contractor support on site during test conduct to assist with test related activities and to serve as a liaison with the Project Office. Further, the contractor shall support unit and system, integration, and formal acceptance testing. Due to the rapid pace and short duration of test events, quick resolution to problem situations is essential. The contractor shall provide the support required to assist in the resolution of these situations. During the conduct of the test, periodic status reports shall be provided to the Project Office by the contractor, preferably by e-mail or voice mail.

D.3.4.5   INSTALLATION AND CHECKOUT

     The Contractor shall assist the PMO Intelligence Product Managers with the installation and checkout of Government sponsored products. Once a product baseline has been established and approved by the Government, the contractor shall coordinated between PMO Intel Fusion Product Managers and the host sire to facilitate the installation of designated products. The contractor, as a minimum, shall accomplish the following activities:

     a.   Coordinate and Schedule product installation,

     b.   Conduct site surveys,

     c.   Submit Site survey reports,

     d.   Install product at Government designated site,

     e.   Test and validate system operations, and

     f.   Submit site installation report.


D.3.4.6 PROTOTYPING ENGINEERING AND SOFTWARE EVALUATION FACILTIY (SWEF)

     The contractor shall provide engineering support to develop, build, and test prototype hardware and software integration efforts in support of developmental efforts outlined in paragraphs C.1.1.1 through C.1.1.5. Additionally, the contractor personnel will perform equipment/hardware configuration tasks which support prototyping activities, demonstrations, systems configuration and test activities. Related to this task, the contractor shall manage the day-to-day operations of the Software Evaluation Facility
(SWEF). Support to the SWEF shall include systems design and development, configuration management, property accountability, and access control.

D.3.4.10 DEMONSTRATIONS AND EXERCISES

     Because of the evolutionary methods being employed for system development, PMO Intel Fusion will be deploying various products to field units in support of demonstrations and exercises. The objective is to provide timely feed back to the product developer. To this end, the contractor shall support the Government in the conduct of demonstrations and exercises by facilitating system configuration, defining interoperability requirements, establishing communications, coordinating events, and providing technical assistance to organizations and end users. At the conclusion of each demonstration or exercise, the contractor shall submit a technical assessment citing both positive and negative aspects of the product being deployed.

                                       13                               07/23/98

                                                                DAAB07-98-A-6001
Attachment I

D.3.5  QUALITY ASSURANCE, SOFTWARE QUALITY ASSURANCE AND CONFIGURATION
       MANAGEMENT

The services to be provided by the SETA contractor encompass Systems Quality Assurance (QA), Software Engineering Quality Assurance (SQA), and administration of the Configuration Management (CM) program for the PMO INTEL FUSION. The SETA quality assurance and configuration management team shall assist in achieving the PMO INTEL FUSION quality goals and productivity objectives for each PMO INTEL FUSION sponsored system (currently includes ASAS Block II, CI/HUMINT, JCMT, ACT/WRAP, and IMETS). The contractor QA and CM staff shall support:

       a.   Systems quality assurance (QA) -- for hardware processes,

       b.   Software quality assurance (SQA), and

       c.   Configuration management (CM) -- for hardware/software


       The SETA team shall exploit appropriate PMO INTEL FUSION management information system tools, including the PMO INTEL FUSION Intranet resources, in support of these efforts. The goal is to minimize the effort spent in technical review and audit fact-gathering and report writing, and to maximize the time available for analyzing and reacting on the review/audit output results and conclusions.

D.3.5.1 GENERAL QA/SQA AND CM RESPONSIBILITIES

       The following are tasks required of the SETA team QA/SQA/CM staff. The SETA team shall have knowledge and skills equivalent to government personnel normally assigned to this labor area. (See Annex A)

  a.   QA/SQA/CM Technical Plans and Documents: The PMO INTEL FUSION will employ
       ---------------------------------------
       the standard configuration management practices and procedures identified in Mil-Std-973, as tailored for ASAS Block II, and the legacy configuration planning procedures adapted from ASAS Block I.

  b.   QA/SQA/CM Support Engineering The SETA staff shall review and audit
       -----------------------------
       specifications, plans, engineering studies and analyses, and general contract data requirement deliverables. Review/audit products also include reviewing prime contract engineering output in the areas of systems level operation and maintenance procedures, performance improvements criteria, tools assessments, metrics management, configuration management, technical orders, maintenance practices, and technical orders.

  c.   Software QA And CM Processes: These processes and activities include,
       ----------------------------
       but are not limited to the following:


       1.   Functional Configuration Audit/Physical Configuration Audit
            (FCA/PCA),

       2.   Software management and change processes,

       3. PMO INTEL FUSION, designated CECOM, designated PEO C3S, and designated associate contractor Configuration Control Boards (as technical advisor),

       4.   Develop QA and CM procedures, and

       5. Preparer of QA and CM activity results (Delivered reports include recommendations and proposed solutions).

  d.   Independent Verification and Validation (IV&V) Support: An IV&V team (PMO
       ------------------------------------------------------
       INTEL FUSION specified) shall ensure via testing and validation procedures that the fielded system meets requirements and objectives, and shall help to reduce total system life cycle cost by promoting the discovery of design errors early in the system development (when such errors are easier and less expensive to fix). Products include reports, assessments, analyses, reviews, and independent tests.

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

                                                                DAAB07-98-A-6001
Attachment I

D.3.5.2 QA/SQA/CM PROGRAM MANAGEMENT

     The SETA team shall schedule work and staff in an optimum manner focusing on economies and efficiencies. The SETA team must remain flexible and responsive to a changing acquisition baseline management environment that often has new direction and revised priorities.

D.3.5.3 CONFIGURATION MANAGEMENT

     The SETA contractor shall provide configuration management assistance for hardware and software to the PMO INTEL FUSION. These efforts shall include but not necessarily be limited to baseline management, configuration management and configuration control audits.

     The SETA contractor shall define a standard for "configuration management status accounting" record-keeping for the PMO INTEL FUSION. The administration of these records will be retained by each of the PMO INTEL FUSION product offices; however, the SETA CM team shall assure the validity of the baseline configuration control documentation through periodic audits, and assistance to the Product Managers in protecting their account status.

D.3.5.3.1 BASELINE MANAGEMENT

     The SETA contractor shall maintain an active baseline file, updating the baselines as new items are approved. The SETA contractor shall assist PMO INTEL FUSION in monitoring the hardware and software contractors' configuration management efforts and make recommendations for correcting deficiencies and making improvements. The SETA contractor shall assist in the conduct of Physical Configuration Audit (PCA) and Functional Configuration Audit (FCA) of hardware and software.

D.3.5.3.2 CONFIGURATION CONTROL

     The SETA team shall review and analyze proposed technical changes to the PMO INTEL FUSION functional, allocated, and product baselines, including new interfaces, draft impact assessments, and prepare recommendations from other PMO INTEL FUSION contractors for presentation to the appropriate PMO INTEL FUSION Configuration Control Board (CCB).

     The SETA CM team shall prepare recommendations for proposed upgrades and required documentation for the appropriate PMO INTEL FUSION CCB, receive and process these potential baseline changes, place them under configuration control, and submit these to the Product Managers, or the appropriate PMO INTEL FUSION Configuration Control Board (CCB), for consideration/approval.

     The SETA CM team shall review, evaluate, and maintain Configuration Management Plans (CMP) submitted to PMO INTEL FUSION by contractors for control of hardware and software, and make recommendations for change as required. The review shall be conducted by the SETA contractor using Mil-Std-973 as a guide. Reports of findings shall be submitted in a CMP Evaluation Report. The SETA contractor shall prepare and revise hardware and software CMPs as requested by PMO INTEL FUSION.

D.3.5.3.3. ENGINEERING CHANGES AND VALUE ENGINEERING

     The SETA team shall provide engineering input to Product Managers as value engineering changes (VECP), and proposed engineering changes (P/ECP). The SETA submitted analyses may consider engineering alternatives in computer-assisted technologies, such as data processing architectures or configurations for intelligence operations at Echelon Above Corps (EAC), Corps, Heavy/Light Division(s), and special intelligence operations ranging from sensitive compartmented information (SCI) to unclassified security levels.

D.3.5.4 QUALITY ASSURANCE MANAGEMENT


                                       15                               07/23/98

                                                                DAAB07-98-A-6001
Attachment I

     The SETA QA/SQA team shall manage the PMO INTEL FUSION quality assurance program to be in consonance with the directed "(Software) Quality Assurance Plan(s)", or Contract Statements of Work (SOW), of the various contractors designated by the PMO INTEL FUSION Product Managers. Default quality assurance methods, practices and procedures shall be derived from ISO 9000-1 and 9003, and IEEE software planning standards.

D.3.5.4.1 QUALITY ASSURANCE METRICS

D.3.5.4.1.1 SOFTWARE QUALITY METRICS

     The SETA QA team shall coordinate with each of the PMO INTEL FUSION Product Managers to assist them in developing a "best practices" quality metrics process. A key emphasis of the "best practices" will be the identification of initiatives for product, progress and process improvements, and the control mitigation of technical/performance risks. The SETA QA team shall receive Product Manager development contractor software and technical metric reports periodically (via deliverable contract data), and evaluate these for product, progress and process improvement. Software metrics shall comply with the guidelines established in DA Pamphlet 73-1, Test and Evaluation Procedures and Guidelines.

D.3.9.4.1.2 RELIABILITY, AVAILABILITY AND MAINTAINABILITY METRICS

     The SETA QA team shall assist the government with the maintenance and operation of trade-off model.

     The SETA contractor shall interface with the prime contractor in collecting technical performance measures (TPM) data and analyses from predicted data and test data, evaluate allocated RAM requirements and system design to assess the ramifications to operational requirements and mission effectiveness, and recommend to the PMO INTEL FUSION specific changes to satisfy ABCS and SSS requirements.

D.3.5.4.1.3 TEST SUPPORT

     The SETA contractor shall attend QA related testing, analyze test anomalies, recommend corrective action, witness "tear down" actions, report results and recommend actions to the appropriate PMO INTEL FUSION Product Manager office to resolve non-compliance with requirements.

D.3.5.4.2 QUALITY ASSURANCE ANALYSES

     The SETA contractor shall perform analyses of hardware and software, with emphasis on process control, in order to determine whether the nominal process control and software assurance requirements are being satisfied. The SETA contractor shall report development progress, problems, and recommend actions to the appropriate PMO INTEL FUSION Product Managers to improve QA performance.

     The SETA contractor shall assist the Readiness Management Division Logistics Supportability functions by ensuring that PMO INTEL FUSION quality assurance plans meet information collection and delivery requirements needed for Material Release; further, that these provide input to Materiel Release actions and all other Product Assurance activity related to Type Classification.

D.3.5.4.3 QUALITY ENGINEERING

     The SETA contractor shall perform quality engineering analyses and review environmental testing and qualification acceptance testing, review Software Anomaly Reports (SAR), Software Problem Reports (SPR), Test Incident Reports
(TIR), Quality Discrepancy Reports (QDR), and provide analysis and recommendations where appropriate. Analyses shall include development of solutions where quality, or reliability deficiencies exist.

D.3.5.4.4 TECHNICAL REVIEWS AND AUDITS

The SETA team shall participate in design reviews and audits at the prime contractors' facilities, at the PMO INTEL FUSION, and other locations, as necessary to assess progress against QA/SQA requirements.

                                       16                              07/23/98

                                                                DAAB07-98-A-6001
Attachment I

     The SETA team shall review and evaluate engineering, technical, and planning documentation for current and advanced systems. The documentation reviews may include: system specifications, design specifications, technical support documents, operational documents, test documents, and maintenance documents. As a minimum, the SETA contractor shall provide identification of technical deficiencies, inconsistencies and obsolete methodology and data in documentation review.

 D.3.5.4.5  DOCUMENT REVIEWS

The SETA contractor shall review all contractor produced documentation, as well as other Army and DoD documentation for compliance with contract standards/requirements and adequacy in supporting system development, quality, test, delivery, and field support.

All reviews shall include recommendations for improvement and proposed solutions. The following list of characterizes the type of documents to be reviewed:

     a.   System Specifications,

     b.   Interface Requirements Specifications, or, Interface Control
          Documents,

     c.   Prime Item Design or Product Specifications,

     d.   Software and Hardware Requirements Traceability Reports,

     e.   Software Requirements Specifications,

     f.   Software Development Plan,

     g.   Software Metrics and Anomaly Reports,

     h.   Software Quality Program Plans, and Reports,

     i.   Software User Manuals,

     j.   Computer Software Operator Manuals,

     k.   Software and System Test Plans, Procedures, and Reports,

     l.   Version Description Documents,

     m.   Configuration Management Plans,

     n.   Risk Management Plans, and Reports.

     o.   Software Development Folders, and

     p.   Requirements Trace Matrix.


D.3.5.5 DIRECTED INDEPENDENCE VERIFICATION AND VALIDATION (IV&V)

D.3.5.5.1 DEVELOP SOFTWARE IV&V AUDIT/CHECKLIST FORMS

     The SETA contractor shall develop forms, based upon applicable project standards and procedures, which will be used to assess prime contractor work in the areas of software product development, quality assurance, configuration management, and test and evaluation.

D.3.5.5.2 AUDIT DEVELOPMENT CONTRACTOR SOFTWARE QUALITY ASSURANCE AND CONFIGURATION MANAGEMENT (SQA/CM)

     The SETA contractor shall audit SQA/CM participation in developer activities. SQA/CM effectiveness and compliance with project standards shall be evaluated. Technical reports shall be to document areas of concerns and recommendations for improving the evaluated contractor's SQA/CM effectiveness.

                                       17                              07/23/98

                                                                DAAB07-98-A-6001
Attachment I

D.3.5.5.3 CONDUCT INDEPENDENT TESTING

          When requested by the Product Manager, the SETA contractor shall test the ASAS software against test issues and criteria established by government technical and operational test organizations. The objective of this testing shall be to identify functional, performance, or security deficiencies which could impact on the ability of the system to perform to government standards.

          The SETA contractor shall develop and maintain independent test plans and procedures. The test planning shall include:

          a.   Equipment requirements and configuration for test,

          b.   Deviations from target hardware and software configurations,

          c.   Test structure,

          d.   Test schedule,

          e.   Test limitations,

          f.   Test dependencies,

          g.   Data collection,

          h.   Operations/processes required to evaluate data,

          i.   Reporting of results,

          j.   Failure reporting, and

          k.   Maintenance of test and system logs.


D.3.6 INTEGRATED LOGISTICS SUPPORT

D.3.6.1 INTEGRATED LOGISTICS SUPPORT MANAGEMENT

          The contractor shall maintain ILS management documentation to support type classification, material release, Integrated Logistic Support Plan (ILSP), and other long range plans and studies as necessary in accordance with the appropriate regulations for PMO Intel Fusion sponsored systems. In support of these initiatives, the contractor shall develop milestone schedules and maintain continuity of all ILS deliverables.

D.3.6.2 LOGISTICS SUPPORT ANALYSIS (LSA)

          The contractor shall provide technical assistance to ensure LSA and its reports are used in the development of PMO Intel Fusion sponsored systems. The contractor shall review, analyze, assess, and report on the prime contractors' LSA documentation being developed for PMO Intel Fusion sponsored systems. LSAR Master Files will be available.

D.3.6.3 MAINTENANCE PLANNING

          The contractor shall assist in the development of maintenance concepts and plans which will describe the levels of maintenance to be used in fielding. The Contractor shall review all related system hardware contracts and all other Government provided planning ensure that all maintenance requirements and factors are captured and documented for PMO Intel Fusion sponsored systems. The contractor shall participate in all Logistics and Maintenance demonstrations, as well as ILS Management Team meetings and submit appropriate technical reports when requested by the Government.

D.3.6.4 TECHNICAL PUBLICATIONS

          The contractor shall assist the Government in the compilation, review, and verification and validation;


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                                                                DAAB07-98-A-6001
Attachment I

and, as directed by the Government, develop Technical Manuals and Documentation for PMO Intel Fusion sponsored systems. Assist the government in verification and if required with contractor validation.

D.3.6.5 LOGISTIC DEMONSTRATION/MAINTAINABILITY DEMONSTRATION

     The contractor shall provide Subject Matter Expertise (SME) input to various logistics test and evaluation documents for PMO Intel Fusion sponsored systems. These include the logistics demonstration and the maintainability demonstration and various technical tests. The contractor shall assist in the development and confirmation of the adequacy of the system support package. The contractor shall: develop fault insertion lists, red-line technical documentation, and develop ILSP.

D.3.6.6 PACKAGING, HANDLING, STORAGE TRANSPORTATION PLAN (PHST)

     The contractor shall provide inputs to the PHST requirements for PMO Intel Fusion sponsored systems.

D.3.6.7 MATERIAL FIELDING

     The contractor shall provide input in creating and updating the material fielding, delivery plans, and associated documents for PMO Intel Fusion sponsored systems. These actions shall include the necessary letters of notification, MOAs, conducting of site surveys, and assistance to the receiving units to provide the appropriate planning for facility requirements.

D.3.6.8 SUPPLY SUPPORT

     The contractor Shall provide assistance in the provisioning process and support in evaluating (1) the spares requirements and parts standardization and
(2) the range and quantity of support items necessary to operate and maintain a system for the first year fielded. The contractor shall participate in all phases of the development of the sparing concepts through SSP and SSPCL development and validation to sustainment. The contractor shall support ILSMT meetings, participate in provisioning conferences, provide input to the sparing concept, ensure provisioning is accomplished during material fieldings and participate in demonstrations and tests. The contractor shall prepare and evaluate lessons learned based on fielded systems and post-production support.

D.3.6.9 TEST, MEASUREMENT, AND DIAGNOSTIC EQUIPMENT (TMDE)

     The contractor shall provide input to the development and assistance with the evaluation of TMDE requirements for Intelligence Fusion sponsored products. Test Requirements Documents will be provided.

D.3.6.10 TRAINING OF INTELLIGENCE FUSION SPONSORED PRODUCTS

     The contractor shall provide training support for PMO INTEL FUSION sponsored products. Training initiatives shall address the development, implementation, and conduct of training for operators, supervisors, maintenance, and managers; evaluation of contractor developed training products; development of the Qualitative and Quantitative Personnel Requirements Base of Issue Plan; the Outline Individual; and Collection Training Plan, and New Equipment Training Plans. All training shall be developed in accordance with and evaluated against the tenets of Instructional Systems Development (DA Pamphlet 350-30) and MIL-STD-1379D, Contractor Training Programs. The contractor shall assist in coordination and scheduling of all training activities to ensure responsiveness to PMO INTEL FUSION requirements. The contractor shall investigate and develop alternatives to the standard classroom methodology, i.e., distance learning and virtual classroom. As a minimum, when directed by the Product Manager, the contractor shall develop the following courseware:

     a.   Task and Skills Analyses,

     b.   Training Plans,

     c.   Instructor Lesson Plans,

     d.   Student Guides,


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                                                                DAAB07-98-A-6001
Attachment I

     e.   Audio/Visual Aids,

     f.   Computer Supported Learning Activities (Training Scenarios), and

     g.   Student Course Evaluation Forms.


D.3.6.11 DESIGN INFLUENCE AND INTEGRATION OF LOGISTICS

     The contractor shall provide technical advice as it pertains to design reviews (IPRs, PDRs, CDRs, Monthly, and Quarterly reviews, etc.) for PMO Intel Fusion sponsored systems to insure that all logistical aspects have received appropriate consideration, advise the government of the full range of logistic impacts of system Training Software from requirements definition through acquisition and evaluation, and perform Logistics Engineering design trade-off analysis and support the evaluation of Operations and Support cost impacts on design changes. The contractor shall develop program test plans and procedures for an integrated diagnostics assessment of program support. The contractor shall provide reports of its evaluations of the prime contractor's efforts in achieving objectives in the above areas of ILS.

D.3.6.12 PROVISIONING

     The contractor shall report on its technical analysis of provisioning requirements for PMO Intel Fusion sponsored systems. (See Supply Support C.3.lO.8)

D.3.6.13 STANDARDIZATION AND INTEROPERABILITY

     The contractor shall evaluate and identify actions necessary ensure standardization and interoperability of the system within Army, DoD and NATO and other allied countries for PMO Intel Fusion sponsored systems.

D.3.6.14 TRANSPORTABILITY PLANNING AND DOCUMENTATION

     The contractor shall provide input to the transportability planning and the development of documentation under the DoD Engineering for Transportability for Intelligence Fusion sponsored products. The contractor will participate in pre-material release activities and will coordinate with MTMC/TEA for releases and approvals.

D.3.6.15 MANPOWER AND PERSONNEL INTEGRATION

     The contractor shall assist the government in monitoring the development and evaluation of the MANPRINT aspects of the Intelligence Fusion sponsored products. The contractor will human factor recommendations and participate in field surveys and design reviews.

D.3.7 INFORMATION TECHNOLOGY

     The Information Technology team shall support all computer-related PMIF management activities. The team's duties will include hardware research, specification, and installation. They will also include software research, installation, and training of users. The team shall maintain a Help Desk facility to resolve users' problems and to track such activities. They shall work towards minimizing redundant and paper-intensive tasks by implementing computer-based solutions where appropriate. Also, given the growing usefulness of the Internet in general and the World-Wide Web in particular, the team will facilitate access to Internet-based resources, and work to provide information to others -- remote members of the Program Office as well as the general public -- using this medium.

D.3.7.1 SYSTEMS MANAGEMENT

     The contractor Information Technology (IT) team shall ensure that systems be available 95% of the time. The systems shall be available twenty-four hours a day, seven days a week. The contractor IT team shall provide notification to the PMIF Technical Representative in the event that a system or systems will be unavailable for any period of time greater than 15 minutes. The contractor IT Manager or his representative shall attend all meetings

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                                                                DAAB07-98-A-6001
Attachment I

related to the PMIF LAN. All contractor IT managed systems shall conform to security guidelines described below under Information Security (para #). When enhancements, upgrades or additional systems are required the contractor IT team shall work with the PMO Technical Management representative to clearly identify the requirements. The contractor IT team shall then develop enhancements, upgrades or additional systems according to Government approved design plans.

D.3.7.2 LAN ADMINISTRATION/MAINTENANCE

     The contractor IT team shall provide a PC-based workstation to each employee assigned to the PMO. The workstations shall be configured to access the LAN and software packages for office productivity (spreadsheet, word processor, scheduling), electronic mail and internet web-browsing shall be provided and configured. The contractor IT team shall provide remote access to the PMO LAN for authorized personnel. The remote access shall allow users to access electronic mail, shared files on the LAN and internet connectivity.

D.3.7.3 SUPPORTING SERVICES

     The contractor shall provide the following LAN support services:

     a. Provide the capability to print documents from any LAN workstation to a network printer.

     b. Provide public hard disk space on the network servers for commonly used file access.

     c. Provide individual hard disk space on the network servers enabling users to backup workstation data and providing supplemental hard disk space.

     d. Maintain PMO databases. Database maintenance shall include access maintenance, database backups and modifications as required.

     e. Develop and maintain a PMO intranet for simple and efficient file management and sharing within the PMO.

     f.   Maintain a PMO LAN configuration database.


D.3.7.4 INTERNET SERVICES

     The contractor IT team shall coordinate with POCs from Fort Belvoir to ensure connectivity to the Internet. This connectivity will allow basic TCP/IP services to be used between PMIF and hosts on the Internet. These include Telnet, FTP, and HTTP protocols. The contractor IT team shall maintain a Firewall between the PMO LAN and the Internet to prevent unauthorized access to local machines. The Firewall allows several basic TCP/IP services to pass through it after authorization and packet analysis, but the Contractor IT team shall create additional proxy services to allow other TCP/IP protocols to pass through it for mission-related activities. Maintenance of the Firewall necessitates the maintenance of local a Domain Name Service, which shall be run on two different servers. The contractor IT team shall provide Simple Mail Transfer Protocol (SMTP) connectivity between PMIF and the Internet via the connection through Fort Belvoir.

D.3.7.5 WEBSITE MAINTENANCE AND DEVELOPMENT

     The contractor IT team will maintain a web server for the hosting of PMIF World-Wide Web pages for the public. They shall update existing Web pages and create new ones as needed. They shall track website usage statistics and present reports based on those numbers.

D.3.7.6 INFORMATION SECURITY

     The contractor IT team shall be responsible for information security on the PMO LAN and shall ensure that all systems are current and any security patches or fixes are applied. The contractor IT team shall follow security guidelines as provided by the Army Computer Emergency Response Team (ACERT). The contractor IT team shall follow security directives from the PMO SSO.

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

                                                                DAAB07-98-A-6001
Attachment I

D.3.7.7 HARDWARE MAINTENANCE

     The contractor IT team shall perform hardware maintenance for all contractor IT managed systems and shall determine whether the most cost effective method of repair is off-site or on-site. The contractor IT team shall coordinate with the PMO Property Book Officer on all off-site repairs and equipment replacement. All off-site repairs and replacements shall follow Government purchasing procedures.

D.3.7.8 USER TRAINING

     The contractor IT team shall provide familiarization computer training. The primary emphasis will be on desktop operating system, word processing, spreadsheet, graphics, electronic mail and scheduling packages. The contractor IT team shall design training programs on the approved commercial or agency supplied software packages. This training shall be of sufficient length and detail to allow the user to acquire different levels of expertise as desired.

D.3.7.9 HELPDESK SUPPORT

     The contractor IT team shall provide Helpdesk support during the core hours of 7:30AM to 4:30PM and maintain a service call database that tracks all IT related service calls. Contractor Helpdesk personnel shall be available by phone and electronic mail during core hours and shall enter all service calls into the service call database and notify other members of the contractor IT team of the call. The contractor IT team shall respond to all service calls within one hour and resolve all service issues.

D.3.8 PROJECT ADMINISTRATIVE SUPPORT SERVICES

D.3.8.l GENERAL ADMINISTRATIVE REQUIREMENTS

     The contractor shall perform the following administrative services in support of the PMO Intel Fusion Office. The contractor's employees shall remain under the contractor's direct supervision at all times. This administrative support pool shall be segregated physically from the government work space. Although the Government will coordinate directions and tasks within the scope of the contract, detailed instructions for contractor employees shall remain the responsibility of the contractor. Additionally, a detailed set of PMO Intel Fusion SOPs has been developed that delineates how the Government personnel use task request forms to obtain contractor services.

D.3.8.1.1 CLERICAL ADMINISTRATIVE SUPPORT

     The contractor shall support the project office with an administrative support pool for typing, word processing, and data entry tasks. This support pool will involve no more than one or two personnel and will be physically separated from the government personnel. The supervision and direction of the personnel in that pool shall remain the responsibility of the contractor. All word processing tasks requested by PMO Intel Fusion must be accompanied by a task order form available at the service desk. The requester's government supervisor will establish a priority, sign the work order, and leave it with the service desk. Completed work is passed back to the government through the service desk operated the contractor. This individual is not to perform any of the typical secretarial functions such as filing, telephone answering, travel coordination, or any other task in support of any specific government worker.

D.3.8.l.2 DELIVERABLE MANAGEMENT

     Individual taskers shall be maintained in an electronic form and backed-up to ensure immediate availability should a "hard-copy" (paper) version be required. Every effort will be made to provide a "paperless" environment. The contractor shall maintain a data base to track the status of taskers, deliverables/CDRLs.

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

                                                                DAAB07-98-A-6001
Attachment I

D.3.8.1.3 MAIL RECEIPT AND DISTRIBUTION

     The contractor shall process all official incoming and outgoing mail, documentation and packages, sort and provide for appropriate distribution, collect all official outgoing mail and packages, and deliver to mail room or to appropriate personnel in the PMO Intel Fusion. In addition, the contractor shall operate a full service distribution center.

D.3.8.l.4 REPRODUCTION AND EXPENDABLE SUPPLIES

     The contractor shall provide central reproduction service and maintain no fewer than two satellite copier stations. The contractor shall manage all reproduction activities for office personnel, and maintain and operate reproduction machines. In addition, the contractor shall order, control, and maintain adequate stock levels issue; and account for consumable supplies.

D.3.8.l.5 SECURITY SUPPORT

     The contractor shall provide support for the following tasks:

     a.   Maintaining the incoming visitor database;

     b.   Identification Badges for incoming visitors;

     c. Maintaining PMO Intel Fusion personnel clearance database to include outgoing collateral clearances;

     d. Preparing civilian Ids, requesting Pentagon Passes, and fingerprinting;

     e.   Logging in of Collateral Classified documents,

     f.   Maintaining SCI clearance database for incoming SCI clearances; and

     g. Physical security of the building and parking areas by monitoring OCTV system.


D.3.8.2 RECEPTIONIST, VISITOR CONTROL, AND SECURITY

D.3.8.2.1 RECEPTIONIST

     The contractor shall provide a receptionist (with a secret clearance) to monitor access of personnel during scheduled PMO Intel Fusion operating hours (700AM-6:00PM M-F).

D.3.8.2.2 VISITOR CONTROL

     The contractor, shall control visitor access to the facility by use of a government furnished, computerized data base, which shall be maintained by entering and deleting clearance data. Additionally, hardcopy clearance status shall be maintained in alphabetized files by individual name. By means of a badge or ID exchange, cleared individuals shall be issued non-escort badges upon providing approved identification and admitted to the facility. Uncleared individuals shall be admitted only after exchanging an ID and being assigned a cleared escort is provided. Visitor badges shall be collected when the visitor leaves the facility. Any visitor remaining in the facility after 1630 shall have one's ID returned and instructed to leave the PMO Intel Fusion badge in the "badge box" inside the lobby entrance door. The contractor shall inventory all PMO Intel Fusion badges at the start and end of the day. Missing badges shall be reported to the security officer immediately.

D.3.8.3 FACILITIES MANAGEMENT

     The contractor shall provide facility coordination to oversee the typical house keeping services such as janitorial, refuse removal, preventive maintenance, minor repair, painting, office re-locations, and furniture moves. This is intended to be only a point of contact type service and not necessarily to provide these services.

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

                                                                DAAB07-98-A-6001
Attachment I

D.3.8.4 SOFTWARE EVALUATION FACILITY

     The contractor shall provide facility support to oversee the day-to-day operations of the SWEF. In addition to technical engineering and development taskers, the support contractor shall assist the government in property accountability, configuration management, hardware configuration, execution of demonstrations and access control.

D.3.8.5 GRAPHICS SUPPORT

     The contractor shall prepare artwork, charts, viewgraphs, and graphs and convert them into 35m, color slides, if needed, for meetings and briefings using Government-owned computers with government owned software. This includes periodic support to PMO Intel Fusion field locations and remote sites. This graphics support pool is physically separated from government personnel and the supervision of graphics personnel is the responsibility of the contractor.

     The contractor shall update and maintain a graphics database of all artwork, charts, viewgraphs, slides etc. that were developed in the past, as well as all future work. The contractor shall provide artwork and layouts for advertisements, award certificates and plaques.

D.3.8.6 The contractor shall provide as specified by individual task orders any and all Program Management Support Services identified within this document for other Army Program Offices worldwide.

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

                                                                DAAB07-98-A-6001
Attachment II

D.1.0.A Labor Categories and Job Descriptions - PM Intel Fusion

1.   Program Manager

Job Description

Function as the primary interface with the client to ensure compliance with the contract and the statement-of-work. Responsible for providing cost and schedule analysis and reporting on the status of the contract. Plan, coordinate, and supervise all allocated tasks. Develop, implement, and maintain a task management approach for all work accomplished within the statement-of-work. Provide accurate control and accountability of hours and work codes allocated to tasks. Present quarterly program status reviews to the Contracting Officer Representative. Submit semi-monthly cost status reports. Attend periodic staff meeting and program review addressing staffing, management concerns, schedule and costs issues, and planned procurements. Advise the client Program Manager and his staff on all matters relating to workforce task allocations. Make recommendations for realignment of workforce with manpower requirements to ensure accomplishment of all tasks.

Qualifications

Master of Science degree in Computer Science, Systems Engineering, Business Administration, or related field and a minimum of five years experience in Program Management. The Master of Science degree may be substituted with a Bachelor of Science Degree in Computer Science, Systems Engineering, Business Administration, or related field and ten years of Program Management experience. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

2.   Senior Graphics Designer

Job Description

The Senior Graphics Designer shall prepare artwork, charts, and viewgraphs in support of the Program Management Office, Intelligence Fusion. These products may be used for briefings, documents, staff meetings, training, or other related items. The Senior Graphics Designer shall maintain a graphics database and repository for all previously developed graphic work. Accesses the Internet and other sources to obtain, extract, and use authorized graphic materials.

Qualifications

High School diploma and three years recent experience as a graphics illustrator. Be proficient in the use of PC graphic tools such as PowerPoint and other Microsoft Office products. Individuals performing under this labor category must possess a security

                                                                DAAB07-98-A-6001
Attachment II

clearance up to and including secret.


3.   Administrative Support Task Manager

Job Description

The Administrative Support Task Manager shall supervise and oversee activities of the reception desk, personnel security, and help desk; document reproduction; mail (incoming/outgoing); CDRL accountability; contract files; and coordination of building maintenance issues. Maintains accountability of all System Engineering and Technical (SETA) taskers, establishing suspense dates and coordinating outstanding tasks. Provide clerical support (typing, filing, security inventory, etc.) in response to client tasking.

Qualifications

High School diploma and ten years experience supervising an office administrative support staff. Proficient in the use of Microsoft Office products. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartrnented Information
(SCI).

4.   Records File Manager

Job Description

Provide assistance to the client in records maintenance. Ensure records and files are maintained IAW established Army regulations. Prepare records for retirement and store in appropriate containers to include handling of classified documents. Train new personnel in files maintenance and management.

Qualifications

High School Diploma and two years experience as a file clerk supporting a DoD organization. Must have a working knowledge of Government record and file policies and procedures. Individuals performing under this labor category must possess a security clearance up to and including secret.

5.   Senior Clerical Assistant

Job Description

The Senior Clerical Assistant shall provide clerical support to PMO Intelligence Fusion to include: manning the reception desk, visitor control, documentation reproduction, mail (incoming/outgoing), word processing, and records filing and maintenance.

Qualifications

                                                                DAAB07-98-A-6001
Attachment II

High School diploma and two years clerical experience. Proficient in the use of MS Word, Excel and other Microsoft Office products. Individuals performing under this labor category must possess a security clearance up to and including secret.

6.   System Maintenance Technician

Job Description

Perform hardware installation, integration, and maintenance to include all PCs and peripheral equipment. Install and maintain software packages. Coordinate with the vendor for maintenance and parts procurement. Maintain a minimum stock level of ADPE repair parts for normal operations. Assist the Principal System Engineer in providing technical assistance and support to PMO Intelligence Fusion staff.

Qualifications

Associate of Science degree in related discipline and two years experience. Degree requirements may be substituted with five years experience. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

7.   Sr. Software Engineer

Job Description

The Sr. Software Engineer provides technical expertise to PMO Intelligence Fusion on information system architectures, implementation methodologies, and test strategies. Provide quality assurance oversight of prime contractor developed products. Evaluates prime contractor development of Contract Data Requirements Lists (CDRLs). Evaluates the impact of emerging Government and Information system standards (DoD Joint Technical Architecture, DII COE, and Windows NT). Evaluate COTS and GOTS products for responsiveness to Government requirements. Assess system interfaces and interoperability with other Army Battlefield Command System (ABCS) nodes. Evaluate Software Implementation Plans. Participate in periodic requirements and design reviews. Assist in defining the evolving product baseline. Support the conduct of Government test and evaluation. Evaluate system design and implementation for human factors engineering issues.

Qualifications

Bachelor of Science degree in Computer Science, Systems Engineering, or related discipline and five years experience. Bachelor of Science degree may be substituted with ten years experience. Knowledgeable of Military Intelligence operations and handling of related intelligence information. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented

                                                                DAAB07-98-A-6001
Attachment II

Information (SCI).

8.   Software Engineer

Job Description

The Software Engineer provides technical expertise to PMO Intelligence Fusion on information system architectures, implementation methodologies, and test strategies. Evaluates the impact of emerging Government and Information system standards (DoD Joint Technical Architecture, DII COE, and Windows NT). Evaluate COTS and GOTS products for responsiveness to Government requirements. Evaluate Software Implementation Plans. Participate in periodic requirements and design reviews. Assist in defining the evolving product baseline. Support the conduct of Government test and evaluation. Evaluate system design and implementation for human factors engineering issues.

Qualifications

Bachelor of Science degree in Computer Science, Systems Engineering, or related discipline and three years experience. Bachelor of Science degree may be substituted with eight years experience. Knowledgeable of Military Intelligence operations and handling of related intelligence information. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

9.   Configuration Management Engineer

Job Description

The Configuration Management Engineer shall assist the PMO Intelligence Fusion in the maintenance and accountability of both the hardware and software product baselines and the disposition of end product items. Develop and maintain an active requirements database for the functional, allocated, and product baselines. Shall assist in the preparation for and conduct of Configuration Control Board (CCB) meetings, and prepare and submit CCB meeting minutes. Conduct periodic review and update of the PMO Intelligence Fusion Configuration Management Plan. Assist the client in the preparation for and conduct of both the Functional and Physical Configuration Audits and submit after action reports as appropriate.

Qualifications

Bachelor of Science degree in Systems or Electronic Engineering, Computer Science, or Management information Systems and five years experience. The Bachelor of Science degree may be substituted with ten years experience. Individuals performing under this

                                                                DAAB07-98-A-6001
Attachment II


labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCl).

10.  Communications Engineer

Job Description

Provide technical support in the area of communications systems engineering. Track evolving interoperability requirements for Intelligence and Electronic Warfare, Command and Control Systems, and Signal Corps infrastructure systems, develop and/or modify PM Intel Fusion architectures as required. Perform system designs, prepare Specifications, Memoranda of Agreement, Statements of Work, and Contract Data Requirements Lists (CDRLs) for hardware, software, and integration contractors/agencies. Provide oversight support of all contractors'/agencies' implementations. Ensure that system designs and implementations comply with all Department of Defense Procurement Policies and Directives, Training and Doctrine Command System Manager requirements, the Rainbow series of documents, Defense Information System Agency Directives, and other pertinent procurement, Test and Evaluation Command, and Safety requirements to achieve fully Materiel Releasable products, which are supportable, multi-level secure accreditable, certifiable, and meet or exceed all physical workmanship standards. Support all program phases from concept to test, fielding, training, and maintenance. Prepare and deliver/present White Papers, position papers, New Materiel Information Briefings, In-Process Review Briefings, Acquisition Decision Memoranda Briefings, and other documentation as required.

Qualifications

Master of Science degree in Communications Engineering or related discipline and ten years experience. The Master of Science degree may be substituted with a Bachelor of Science degree in Communications Engineering or related discipline and fifteen years experience. Have a thorough knowledge of communications systems supporting a Military Intelligence environment. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

11.  Sr. Systems Engineer

Job Description

Provide technical support in the area of system engineering. Conduct hardware and software trade-offs and prepare technical reports on the assessments. Participate in system requirements analyses, design reviews to optimize operating system and software architectures. Support system test to include EMI/RFI and shock vibration testing, as well as system interoperability testing. Review and evaluate proposed system interoperability from both data exchange and communications support capabilities.

                                                                DAAB07-98-A-6001
Attachment II

Assist the Government in the conduct of Reliability, Availability, and Maintainability (RAM) analyses and submit appropriate post test reports. Assist the client in the establishment and conduct of quality assurance analysis and engineering to include periodic reviews and audits. Participate in contractor site testing, security accreditation, and formal acceptance testing of all PMO Intelligence Fusion products. Provide technical support for programmatic reviews and meetings.

Qualifications

Master of Science in Systems Engineering, Computer Engineering or related discipline and ten years experience. The Masters of Science in Systems Engineering, Computer Engineering or related discipline may be substituted with a Bachelor of Science Degree in Systems Engineering, Computer Engineering or related field and fifteen years experience. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

12.  Acquisition Program Analyst

Job Description

Manage System Engineering/Technical Assistance (SETA) and Program Management support activities for development of automated intelligence and intelligence support systems. Task Order initiated responsibilities include but are not necessarily limit to: program/project management; requirements analysis; research and studies; systems tradeoff; functional and system architecture design; software system engineering management support; system functional and performance analysis; test planning and evaluation; user documentation; acquisition management support; cost estimates and analysis; and program administrative assistance support.

Qualifications

Master of Science in Business Administration or related discipline and five years of acquisition management experience under the DOD 5000 series. The Master of Science in Business Administration or related discipline may be substituted with a Bachelor of Science in Business Administration or related discipline and ten years experience under the DOD 5000 series. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

13.  Sr. Logistic Management Specialist

Job Description

Provide direct technical and administrative support to the Chief, Readiness Management Support Division for Program Management, Intelligence Fusion products (PM Intel Fusion) to include: development of all required technical documentation and all fielding

                                                                DAAB07-98-A-6001
Attachment II

support documents lAW the provisions of pertinent regulatory guidelines. In addition, provide guidance and expertise in the establishment of executable Materiel Fielding Plans and Materiel Fielding Agreements. Oversee supply and maintenance management to include unit and depot levels. Assist the client in the conduct of product fieldings. Coordinate with the client and other agencies to ensure conduct of New Equipment Training.

Qualifications

Bachelor of Science degree in Logistics Management, or a logistics discipline, and ten years Integrated Logistic Support experience. Bachelor of Science degree may be substituted with fifteen years Integrated Logistic Support experience. Possess expertise in the Total Package Fielding process. Experience in both wholesale and retail logistical management, including depot maintenance scheduling and resource programming is essential. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

14.  Logistic Management Specialist

Job Description

Provides logistics support under the Project Manager (PM), Intelligence Fusion (Intel Fusion) Systems Engineering/Technical Assistance (SETA) contract. Requires knowledge of the Defense Acquisition Strategy and Procedure and various regulations and policies with respect to materiel acquisition, integrated logistics, and logistic supportability. Assists in developing Integrated Logistics Support (ILS) functions contained in All Source Analysis System (ASAS) Blocks I and II, e.g., system planning, Logistics Support Analysis (LSA) documentation, fielding, and systems replacement/retirement. Develops, maintains, reviews, and analyzes logistics program documentation such as the Integrated Logistics Support Plan (ILSP), and Materiel Fielding Plan (MFP). Develops logistics support concepts, maintenance plans and concepts. Develops and maintains Master Project Schedule tracking ongoing programs within Intel Fusion.

Qualifications

Bachelor of Science in Logistics Management or a related logistical discipline and five years experience in distribution and supply management. The Bachelor of Science degree may be substituted with ten years experience in distribution and supply management. Must possess expertise in the Total Package Fielding process. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

15.  Cost Analyst

                                                                DAAB07-98-A-6001
Attachment II

Job Description

Prepares ACAT I program standard reports (AAPERS, DAES, SAR). As a Beta site for Consolidated Acquisition Reporting Software (CARS), identify problems that result in patches to the software. Submit SARs to the SARDA program analyst responsible for review. Resolve software issues surrounding the preparation of the SAR. Resolves sensitive program costing issues. Defends PMO positions before OSD SAR review panels. Establish and maintain an accurate Acquisition Program Baseline (APB) at the PMO, within SARDA, and within OSD. Review and analyze cost/schedule data submitted in monthly Contractor Performance Reports.

Qualifications

Master of Business Administration and three years experience in cost performance analysis for the Army Acquisition Community. The Master of Business Administration may be substituted with a Bachelor of Science in Business Administration or related discipline and eight years experience. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

16.  Principal Intelligence Research Analyst

Job Description

Principal Intelligence Analyst shall provide technical support and supervision of analytic functions related to the broad spectrum of intelligence functions (SIGINT, IMINT, HUMINT, etc.) to include subject matter expertise, working knowledge of system interoperability requirements and solutions, computer-user interface, definition and implementation of concepts of operation. Provide expertise in defining system applications to meet user intelligence functionality requirements, participate in system design reviews, system characterization and testing, and system demonstrations and exercises.

Qualifications

Master of Arts degree in related discipline (Political Science, International Relations, etc.) and ten years experience in Military Intelligence. Masters degree may be substituted with a Bachelor of Science degree in related discipline (Political Science, International Relations, etc.) and fifteen years experience in Military Intelligence. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

17.  Intermediate Intelligence Research Analyst

Job Description

                                                                DAAB07-98-A-6001
Attachment II

The Intermediate Intelligence Analyst shall provide subject matter expertise
(SME) to support the development of intelligence automated data processing system addressing the SIGINT, IMINT, HUMINT and other intelligence disciplines to include Collection Management. Shall assess message and data interoperability in response to user requirements to ensure optimizations of data exchanges. Participate in requirements analyses, design reviews, and system characterization and testing. Prepare and submit scientific and technical reports. Provide SME support to exercises and demonstrations. Provide technical and functional recommendations as appropriate.

Qualifications

Bachelor of Arts degree in related discipline (Political Science, International Relations, etc.) and ten years experience in Military Intelligence. Bachelor of Arts degree may be substituted with fifteen years experience in Military Intelligence. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (S
CI).

18.  Principal System Engineer Job Description

The Principal System Engineer shall perform research on current information systems technology in response to All Source Analysis System (ASAS) system requirements. Provide recommendations as to system architecture and coordinate with the Prime Contractor to ensure optimization of system performance. Assess COTS and GOTS products (imagery, mapping, graphics, information handling, etc.) for their responsiveness to military intelligence operations. Evaluate and recommend design approaches to satisfy system architecture and required interfaces and provide recommendations to resolve problems/issues. Participate in requirements and design reviews, Configuration Control Board meetings, and Integrated Product Team planning meetings. Prepare and submit Scientific and Technical Reports based of client tasking.

Qualifications

Doctorate in related discipline (Systems Engineering, Computer Science, Management Information Systems, etc.) and ten years experience in technology and intelligence related discipline. A Master of Science in a related discipline (Systems Engineering, Computer Science, Management Information Systems, etc.) and fifteen years experience in technology and intelligence related discipline or a Bachelor of Science in a related discipline (Systems Engineering, Computer Science, Management Information Systems, etc) and twenty years experience in technology and intelligence related discipline is an acceptable substitute. Individuals performing under this labor category must possess a security clearance up to and including Sensitive Compartmented Information (SCI).

                                                                DAAB07-98-A-6001
Attachment III

D.1.0.B Labor Categories and Job Descriptions - Other PMs

1.   Program Manager

Job Description

Function as the primary interface with the client to ensure compliance with the contract and the statement-of-work. Responsible for providing cost and schedule analysis and reporting on the status of the contract. Plan, coordinate, and supervise all allocated tasks. Develop, implement, and maintain a task management approach for all work accomplished within the statement-of-work. Provide accurate control and accountability of hours and work codes allocated to tasks. Present quarterly program status reviews to the Contracting Officer Representative. Submit semi-monthly cost status reports. Attend periodic staff meeting and program review addressing staffing, management concerns, schedule and costs issues, and planned procurements. Advise the client Program Manager and his staff on all matters relating to workforce task allocations. Make recommendations for realignment of workforce with manpower requirements to ensure accomplishment of all tasks.

Qualifications

Master of Science degree in Computer Science, Systems Engineering, Business Administration, or related field and a minimum of five years experience in Program Management. The Master of Science degree may be substituted by a Bachelor of Science Degree in Computer Science, Systems Engineering, Business Administration, or related field and ten years of Program Management experience. Individuals performing under this labor category must possess a security clearance up to and including secret.

2.   Administrative Support Task Manager

Job Description

The Administrative Support Task Manager shall supervise and oversee activities of the reception desk, personnel security, and help desk; document reproduction; mail (incoming/outgoing); CDRL accountability; contract files; and coordination of building maintenance issues. Maintains accountability of all System Engineering and Technical taskers, establishing suspense dates and coordinating outstanding tasks. Provide clerical support (typing, filing, security inventory, etc.) in response to client tasking.

Qualifications

High School diploma and ten years experience supervising an office administrative support staff. Proficient in the use of Microsoft Office products. Individuals performing under this labor category must possess a security clearance up to and including secret.

                                                                DAAB07-98-A-6001
Attachment III

3.   Senior Clerical Assistant

Job Description

The Senior Clerical Assistant shall provide clerical support to include: manning the reception desk, visitor control, documentation reproduction, mail (incoming/outgoing), word processing, and records filing and maintenance.

Qualifications

High School diploma and two years clerical experience. Proficient in the use of MS Word, Excel and other Microsoft Office products. Individuals performing under this labor category must possess a security clearance up to and including secret.

4.   System Maintenance Technician

Job Description

Perform hardware installation, integration, and maintenance to include all PCs and peripheral equipment. Install and maintain software packages. Coordinate with the vendor for maintenance and parts procurement. Maintain a minimum stock level of ADPE repair parts for normal operations.

Qualifications

Associate of Science degree in related discipline and two years experience. Degree requirements may be substituted with five years experience. Individuals performing under this labor category must possess a security clearance up to and including secret.

5.   Sr. Software Engineer

Job Description

The Sr. Software Engineer provides technical expertise on information system architectures, implementation methodologies, and test strategies. Provide quality assurance oversight of prime contractor developed products. Evaluates prime contractor development of Contract Data Requirements Lists (CDRLs). Evaluates the impact of emerging Government and Information system standards (DoD Joint Technical Architecture, DII COE, and Windows NT). Evaluate COTS and GOTS products for responsiveness to Government requirements. Assess system interfaces and interoperability with other Army Battlefield Command System
(ABCS) nodes. Evaluate Software Implementation Plans. Participate in periodic requirements and design reviews. Assist in defining the evolving product baseline. Support the conduct of Government test and evaluation. Evaluate system design and implementation for human factors engineering issues.

                                                                DAAB07-98-A-6001
Attachment III

Qualifications

Bachelor of Science degree in Computer Science, Systems Engineering, or related discipline and five years experience. Bachelor of Science degree may be substituted with ten years experience. Individuals performing under this labor category must possess a security clearance up to and including secret.

6.   Configuration Management Engineer

Job Description

The Configuration Management Engineer shall assist in the maintenance and accountability of both the hardware and software product baselines and the disposition of end product items. Develop and maintain an active requirements database for the functional, allocated, and product baselines. Shall assist in the preparation for and conduct of Configuration Control Board (CCB) meetings, and prepare and submit CCB meeting minutes. Conduct periodic review and update of the PMO Configuration Management Plan. Assist the client in the preparation for and conduct of both the Functional and Physical Configuration Audits and submit after action reports as appropriate.

Qualifications

Bachelor of Science degree in Systems or Electronic Engineering, Computer Science, or Management Information Systems and five years experience. The Bachelor of Science degree may be substituted with ten years experience. Individuals performing under this labor category must possess a security clearance up to and including secret.

7.   Communications Engineer

Job Description

Provide technical support in the area of communications systems engineering. Perform system designs, prepare Specifications, Memoranda of Agreement, Statements of Work, and Contract Data Requirements Lists (CDRLs) for hardware, software, and integration contractors/agencies. Provide oversight support of all contractors'/agencies' implementations. Ensure that system designs and implementations comply with all Department of Defense Procurement Policies and Directives, Training and Doctrine Command System Manager requirements, the Rainbow series of documents, Defense Information System Agency Directives, and other pertinent procurement, Test and Evaluation Command, and Safety requirements to achieve fully Materiel Releasable products, which are supportable, multi-level secure accreditable, certifiable, and meet or exceed all physical workmanship-standards. Support all program phases from concept to test, fielding, training, and maintenance. Prepare and deliver/present White Papers,

                                                                DAAB07-98-A-6001
Attachment III

position papers. New Materiel Information Briefings, In-Process Review Briefings, Acquisition Decision Memoranda Briefings, and other documentation as required.

Qualifications

Master of Science degree in Communications Engineering or related discipline and ten years experience. The Master of Science degree may be substituted with a Bachelor of Science degree in Communications Engineering or related discipline and fifteen years experience. Individuals performing under this labor category must possess a security clearance up to and including secret.

8.   Sr. Systems Engineer

Job Description

Provide technical support in the area of system engineering. Conduct hardware and software trade-offs and prepare technical reports on the assessments. Participate in system requirements analyses, design reviews to optimize operating system and software architectures. Support system test to include EMI/RFI and shock vibration testing, as well as system interoperability testing. Review and evaluate proposed system interoperability from both data exchange and communications support capabilities. Assist the Government in the conduct of Reliability, Availability, and Maintainability (RAM) analyses and submit appropriate post test reports. Assist the client in the establishment and conduct of quality assurance analysis and engineering to include periodic reviews and audits. Participate in contractor site testing, security accreditation, and formal acceptance testing of all products. Provide technical support for programmatic reviews and meetings.

Qualifications

Master of Science in Systems Engineering, Computer Engineering or related discipline and ten years experience. The Masters of Science in Systems Engineering, Computer Engineering or related discipline may be substituted with a Bachelor of Science Degree in Systems Engineering, Computer Engineering or related field and fifteen years experience. Individuals performing under this labor category must possess a security clearance up to and including secret.

9.   Acquisition Program Analyst

Job Description

Manage System Engineering, Technical Assistance and Program Management support activities for development of automated support systems. Task Order initiated responsibilities include but are not necessarily limited to: program/project management; requirements analysis; research and studies; systems tradeoff functional and system

                                                                DAAB07-98-A-6001
Attachment III

architecture design; software system engineering management support; system functional and performance analysis; test planning and evaluation; user documentation; acquisition management support; cost estimates and analysis; and program administrative assistance support.

Qualifications

Master of Science in Business Administration or related discipline and five years of acquisition management experience under the DOD 5000 series. The Master of Science in Business Administration or related discipline may be substituted with a Bachelor of Science in Business Administration or related discipline and ten years experience under the DOD 5000 series. Individuals performing under this labor category must possess a security clearance up to and including secret.

10.  Sr. Logistic Management Specialist

Job Description

Provide direct technical and administrative support to include: development of all required technical documentation and all fielding support documents IAW the provisions of pertinent regulatory guidelines. In addition, provide guidance and expertise in the establishment of executable Materiel Fielding Plans and Materiel Fielding Agreements. Oversee supply and maintenance management to include unit and depot levels. Assist the client in the conduct of product fieldings. Coordinate with the client and other agencies to ensure conduct of New Equipment Training.

Qualifications

Bachelor of Science degree in Logistics Management, or a logistics discipline, and ten years Integrated Logistic Support experience. Bachelor of Science degree may be substituted with fifteen years Integrated Logistic Support experience. Possess expertise in the Total Package Fielding process. Experience in both wholesale and retail logistical management, including depot maintenance scheduling and resource programming is essential. Individuals performing under this labor category must possess a security clearance up to and including secret.

11.  Cost Analyst

Job Description

Prepares ACAT I program standard reports (AAPERS, DAES, SAR). As a Beta site for Consolidated Acquisition Reporting Software (CARS), identify problems that result in patches to the software. Submit SARS to the SARDA program analyst responsible for review. Resolve software issues surrounding the preparation of the SAR. Resolves sensitive program costing issues. Defends PMO positions before OSD SAR review

                                                                DAAB07-98-A-6001
Attachment III

panels. Establish and maintain an accurate Acquisition Program Baseline (APB) at the PMO, within SARDA, and within OSD. Review and analyze cost/schedule data submitted in monthly Contractor Performance Reports.

Qualifications

Master of Business Administration and three years experience in cost performance analysis for the Army Acquisition Community. The Master of Business Administration may be substituted with a Bachelor of Science in Business Administration or related discipline and eight years experience. Individuals performing under this labor category must possess a security clearance up to and including secret.

12.  Principal Research Analyst

Job Description

Principal Research Analyst shall provide technical support and supervision of analytic functions related to program specific functions to include subject matter expertise, working knowledge of system interoperability requirements and solutions, computer-user interface, definition and implementation of concepts of operation. Provide expertise in defining system applications to meet user functionality requirements, participate in system design reviews, system characterization and testing, and system demonstrations and exercises.

Qualifications

Master of Arts degree in related discipline (Political Science, International Relations, etc.) and ten years experience. Masters degree may be substituted with a Bachelor of Science degree in related discipline (Political Science, International Relations, etc.) and fifteen years experience. Individuals performing under this labor category must possess a security clearance up to and including secret.

13.  Principal System Engineer

Job Description

The Principal System Engineer shall perform research on current information systems technology in response to PMO system requirements. Provide recommendations as to system architecture and coordination to ensure optimization of system performance. Assess COTS and GOTS products. Evaluate and recommend design approaches to satisfy system architecture and required interfaces and provide recommendations to resolve problems/issues. Participate in requirements and design reviews, Configuration Control Board meetings, and Integrated Product Team planning meetings. Prepare and submit Scientific and Technical Reports based of client tasking.

                                                                DAAB07-98-A-6001
Attachment III

Qualifications

Doctorate in related discipline (Systems Engineering, Computer Science, Management Information Systems, etc.) and ten years experience in related discipline. A Master of Science in a related discipline (Systems Engineering, Computer Science, Management Information Systems, etc.) and fifteen years experience in related discipline or a Bachelor of Science in a related discipline (Systems Engineering, Computer Science, Management Information Systems, etc.) and twenty years experience in related discipline is an acceptable substitute. Individuals performing under this labor category must possess a security clearance up to and including secret.

                                                                DAAB07-98-A-6001
Attachment IV

                              APPLICABLE DOCUMENTS

DA PAMPHLET 73-1              Quality Program Requirements, 08 March 85


DAPAMPHLET 350-30             Instructional System Development Methodology


MIL-STD-480B                  Configuration Control - Engineering Changes,
                              Deviations, and Waivers, 15 Jul 88

MIL-STD-481B                  Configuration Control - (Short Form) Deviations
                              and Waivers, 15 Jul 88

MIL-STD-482A                  Configuration Status Accounting Data Elements and
                              Related Features, 01 Apr 84

MIL-STD-483A                  Configuration Management Practices for Systems,
                              Equipment, Munitions, and Computer Programs,
                              04 Jun 85

MIL-STD-490A                  Specification Practices, 04 Jun 85

MIL-STD-498                   Software Development and Documentation, 5 Dec 94


MIL-STD-785B Notice 2         Reliability Program for Systems and Equipment
                              Development and Production, 05 Aug 88

MIL-STD-88 1A                 Work Breakdown Structure for Defense Material
                              Items, 25 Apr 75

MIL-STD-882B Notice 1         System Safety Program Requirements, 01 Jul 87
MIL-STD-973                   Configuration Management, 22 Apr 91
MIL-STD-1379D                 Contractor Training Programs, 3 May 76


MIL-STD-1521B Notice 1        Technical Reviews and Audits for Systems,
                              Equipment and Computer Software, 19 Dec 85

DODD 5000.1                   Defense Acquisition, 23 Feb 91


DODI 5000.2                   Defense Acquisition Management Policies and
                              Procedures, 23 Feb 91

DOD 5000.2-M                  Defense Acquisition Management Documentation and
                              Reports, 23 Feb 91

DODD 5000.49                  Defense Acquisition Board (DAB)

DOD-STD-7935A                 DoD Automated Information System (AIS)
                              Documentation Standards, 31 Oct 88

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
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
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
                                                DAAB07-98-A-6001         ManTech Advanced Systems, Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  CONTRACT FUNDS STATUS          3. SUBTITLE PROJECT SCHEDULE AND
      001          REPORT (CFSR)                                         COST TRACKING
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-F-6004B                                     SOW C.3.1.2.1                     SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                    4             5 Days After QTR1       --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                      END OF QUARTER           QUARTERLY                                                Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
CFSR TO BE SUBMITTED USING DD FORM 1586 AS REQUIRED BY                                  --------------------------------------------
PART 20, DODI 5000-2M                                                                   AMSEL-AC-
                                                                                        --------------------------------------------
                                                                                        VHBE                             1
                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          2
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17. PRICE GROUP

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18. ESTIMATED
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1. DATA ITEM NO.   2. TITLE OF DATA ITEM  STATUS REPORT                  3. SUBTITLE PROJECT STATUS REPORT
       002                                                               COST AND PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MGMT-80368                                  SOW C.3.1.2.3                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                    12             5 Days After           --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          MONTHLY                MONTHLY                                                Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   AMSEL-AC-
                                                                                        --------------------------------------------
                                                                                        VHBE                             1
                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          2
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
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1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL      3. SUBTITLE BASELINE COST ESTIMATES
       003         REPORTS
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.2.1.1                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
SUBMISSION ON THE BASIS OF "AS REQUIRED" AVAILABLE VIA                                  --------------------------------------------
E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
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17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
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1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL      3. SUBTITLE MASTER INTEGRATED
       004         REPORTS                                                 SCHEDULE
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4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.3.4                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
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G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                       Page 1 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM_____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR

         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL       3. SUBTITLE REQUIREMENTS
      005          REPORT                                                TRACEABILITY MATRIX
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-MISC-80711                                     SOW C.3.4.1                    SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                    4             5 Days After QTR1       --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                      END OF QUARTER           QUARTERLY                                                Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AVAILABLE VIA E-MAIL.                                                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL       3. SUBTITLE REQUIREMENTS ANALYSES
       006         REPORT                                                AND REVIEWS
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.4.1                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                 SEE BLOCK 16             --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED          SEE BLOCK 16                                             Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUEST BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL      3. SUBTITLE DESIGN ANALYSES AND
       007         REPORTS                                              REVIEWS
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.4.1                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUEST BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                     --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SYSTEM ENGINEERING             3. SUBTITLE
       008         ANALYSIS REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-S-21433B                                    SOW C.3.4.2                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUEST BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                     --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                       Page 2 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  DOCUMENT REVIEW REPORT         3. SUBTITLE DOCUMENTATION REVIEWS
      009
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DD 2028                                        SOW C.3.4.3.1                     SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SYSTEMS ENGINEERING            3. SUBTITLE
       010         ANALYSIS REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-S-21433B                                    C.3.4.3                                  SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                 SEE BLOCK 16             --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED          SEE BLOCK 16                                             Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TEST INTEGRATED PRODUCT        3. SUBTITLE  TEST IPT REVIEWS
       011         TEAMS REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.4.4.2                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TEST PLAN                      3. SUBTITLE
       012
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-IPSC-81438                                  SOW C.3.4.4.4                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                       Page 3 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TEST PROCEDURES                3. SUBTITLE
      013
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-IPSC-81439                                  SOW C.3.4.4.4                     SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TEST REPORT                    3. SUBTITLE
       014
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-IPSC-81440                                  SOW C.3.4.4.4                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                 SEE BLOCK 16             --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED          SEE BLOCK 16                                             Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SITE SURVEY REPORT             3. SUBTITLE
       015
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-81381                                  SOW C.3.4.5                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  INSTALLATION AND               3. SUBTITLE
       016         ACCEPTANCE PLAN
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-QCIC-80154A                                  SOW C.3.4.5                             SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                       Page 4 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems, Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  INSTALLATION REPORT            3. SUBTITLE
      017
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-QCIC-80512                                  SOW C.3.4.5                       SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SYSTEM ENGINEERING             3. SUBTITLE
       018         ANALYSIS REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-S-21433B                                    SOW C.3.4.6                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                 SEE BLOCK 16             --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED          SEE BLOCK 16                                             Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL       3. SUBTITLE
       019         REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.10                               SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  CONFIGURATION AUDIT PLAN       3. SUBTITLE
       020
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-CMAN-80556A                                  C.3.5.3.1                               SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                       Page 5 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems, Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  CONFIGURATION AUDIT            3. SUBTITLE
      021          REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-CMAN-81022B                                 SOW C.3.5.3.1                     SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  ENGINEERING CHANGE             3. SUBTITLE
       022         PROPOSAL
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-CMAN-80639B                                 SOW C.3.5.3.2                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                 SEE BLOCK 16             --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED          SEE BLOCK 16                                             Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  CONFIGURATION STATUS           3. SUBTITLE
       023         ACCOUNTING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.5.4.1                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SOFTWARE QUALITY METRICS       3. SUBTITLE
       024
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711A                                 SOW C.3.5.4.1                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                       Page 6 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems, Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  LSA-058                        3. SUBTITLE  Reliability and Maintainability
      025                                                                Analysis and Documentation
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-ILSS-81164                                  SOW C.3.5.4.1.2                   SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  QUALITY ASSESSMENT REPORT      3. SUBTITLE
       026
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-QCIC-81187                                  SOW C.3.5.4.4                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                 SEE BLOCK 16             --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED          SEE BLOCK 16                                             Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  DOCUMENT REVIEWS               3. SUBTITLE
       027
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DD 2028                                        SOW C.3.5.4.5                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL       3. SUBTITLE  AUDIT CHECKLISTS/FORMS
       028         REPORTS
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                 SOW C.3.5.5.1                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                       Page 7 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL       3. SUBTITLE  QA/CM AUDIT REPORT
      029          REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.5.5.2                     SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TEST PLAN                      3. SUBTITLE  IV & V TESTING
       030
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-IPSC-81438                                  SOW C.3.5.5.3                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                 SEE BLOCK 16             --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED          SEE BLOCK 16                                             Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TEST PROCEDURES                3. SUBTITLE  IV & V TESTING
       031
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-IPSC-81439                                  SOW C.3.5.5.3                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TEST REPORT                    3. SUBTITLE  IV & V TESTING
       032
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-IPSC-81440                                  SOW C.3.5.5.3                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                       Page 8 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems, Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  LOGISTICS SUPPORT ANALYSIS     3. SUBTITLE
      033
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-S-30605C                                    SOW C.3.6.2                       SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  MAINTENANCE PLAN               3. SUBTITLE
       034
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-ILSS-80816                                  SOW C.3.6.3                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                 SEE BLOCK 16             --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED          SEE BLOCK 16                                             Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TECHNICAL MANUAL               3. SUBTITLE  TECHNICAL PUBLICATIONS
       035
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-TMSS-80064                                  SOW C.3.6.4                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL       3. SUBTITLE  LOGISTICS MAINTENANCE DEMONSTRATIONS
       036         REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.6.5                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.                                   --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                       Page 9 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems, Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TRANSPORTATION REPORT          3. SUBTITLE PHST-PLAN
      037
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-PACK-80880A                                 SOW C.3.6.6                       SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL      3. SUBTITLE MATERIAL FIELDING PLAN
       038         REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.6.7                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL      3. SUBTITLE SUPPLY SUPPORT
       039         REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.6.8                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL      3. SUBTITLE TMDE EVALUATIONS
       040         REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.6.9                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                      Page 10 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems, Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TRAINING TASK LIST             3. SUBTITLE TRAINING PROGRAMS
      041
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-ILSS-81150A                                 SOW C.3.6.10A                     SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TRAINING PLANS                 3. SUBTITLE TRAINING PROGRAMS
       042
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-ILSS-80143                                  SOW C.3.6.10B                            SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  TRAINING MATERIALS             3. SUBTITLE TRAINING PROGRAMS
       043
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-ILSS-80872                                  SOW C.3.6.10E THRU G                     SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL       3. SUBTITLE DESIGN INFLUENCE
       044         REPORT                                                INTEGRATION & STANDARDIZATION
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.6.11                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                      Page 11 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems, Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL       3. SUBTITLE PROVISIONING SUPPORT
      045          REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.6.12                      SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL       3. SUBTITLE TRANSPORTABILITY
       046         REPORT                                                PLANNING AND DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.6.14                             SFE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  SCIENTIFIC AND TECHNICAL       3. SUBTITLE MANPRINT ANALYSIS AND
       047         REPORT                                                EVALUATION
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-MISC-80711                                  SOW C.3.6.15                             SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  CONTRACT SUMMARY               3. SUBTITLE PMO INTEL FUSION
       048                                                               NEWSLETTER
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-ADMIN-80447                                 SOW C.3.8.1                              SFE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                      Page 12 of 13 Pages  USAPPC V2.00

------------------------------------------------------------------------------------------------------------------------------------
                  CONTRACT DATA REQUIREMENTS LIST                                   Form Approved
                                                                                    OMB No. 0704-0188
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
------------------------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A                 TDP ____  TM _____ OTHER ________________________
------------------------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                                 E. CONTRACT/PR NO.        F. CONTRACTOR
         SETA SUPPORT                           DAAB07-98-A-6001         ManTech Advanced Systems, Int'l
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM                                 3. SUBTITLE SYSTEM ENHANCEMENTS
      049
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE             6. REQUIRING OFFICE
DI-CMAN-80400                                  SOW C.3.8.1                       SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM  DEPOT MAINTENANCE COST         3. SUBTITLE SPARE PARTS USAGE
       050         REPORT
------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE
DI-FNCL-80462                                  SOW C.3.7.7                              SFAE-CC-INT-B
------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
       LT             REQUIRED                                  SEE BLOCK 16            --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                          AS REQUIRED           SEE BLOCK 16                                            Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                             INT-B                            1
                                                                                        --------------------------------------------
AS REQUESTED BY THE GOVERNMENT. AVAILABLE VIA E-MAIL.
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------          1
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM                                 3. SUBTITLE

------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE

------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
                      REQUIRED                                                          --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                                                                                                        Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM                                 3. SUBTITLE

------------------------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)   5. CONTRACT REFERENCE                    6. REQUIRING OFFICE

------------------------------------------------------------------------------------------------------------------------------------
7. DD 250 REQ      9. DIST STATEMENT  10. FREQUENCY       12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
                      REQUIRED                                                          --------------------------------------------
                                                                                                                      b. COPIES
---------------                      --------------------------------------------------                       ----------------------
8. APP CODE                           11. AS OF DATE      13. DATE OF SUBSEQUENT             a. ADDRESSEE                   Final
                                                              SUBMISSION                                        Draft --------------
                                                                                                                        Reg    Repro
------------------------------------------------------------------------------------------------------------------------------------
16. REMARKS
                                                                                        --------------------------------------------

                                                                                        --------------------------------------------

                                                                                        --------------------------------------------
                                                                                        15. TOTAL -------------
------------------------------------------------------------------------------------------------------------------------------------
-------------------
17. PRICE GROUP

-------------------
18. ESTIMATED
    TOTAL PRICE
-------------------
------------------------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                                 H. DATE           I. APPROVED BY                               J. DATE


------------------------------------------------------------------------------------------------------------------------------------
DD FORM 1423, JUN 90                           Previous editions are obsolete                      Page 13 of 13 Pages  USAPPC V2.00